                                                                EXHIBIT 10.15(a)



                                CREDIT AGREEMENT

                                 by and between

                              SCHUFF STEEL COMPANY



                                      and



                             BANK ONE, ARIZONA, NA



                                  Dated as of

                               December 10, 1997

                                CREDIT AGREEMENT


         BY THIS CREDIT AGREEMENT (together with any amendments or modifications, the "Credit Agreement"), entered into as of this _____ day of __________, 1997 by and between SCHUFF STEEL COMPANY, a Delaware corporation (the "Borrower"), and BANK ONE, ARIZONA, NA, a national banking association (the "Lender"), in consideration of the mutual promises herein contained and for other valuable consideration, the parties hereto do hereby agree as follows:

                                    RECITALS

         A. Borrower has applied to Lender for a line of credit (the "Line of Credit Loan") in the principal amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) (the "Line of Credit Commitment") for the purpose of financing the acquisition of other companies and/or their assets.

         B. The Line of Credit Loan has been requested by Borrower as an additional financial accommodation over and above other financial accommodations ("Other Credits") extended by Lender to Borrower.

         C. As a condition for extending the Line of Credit Loan, Lender has required that Borrower enter into this Credit Agreement establishing the terms and conditions thereof.

                                    ARTICLE 1

                               DEFINITION OF TERMS

         1.1 Definitions. For the purposes of this Credit Agreement, unless the context otherwise requires, the following terms shall have the respective meanings assigned to them in this Article 1 or in the Section hereof referred to below:

                  "Advance" means a Line of Credit Advance.

                  "Affiliate" of any Person means any Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Authorized Officer" means one or more officers of Borrower and, to the extent applicable, of any Guarantor duly authorized (and so certified to Lender by the corporate secretary of Borrower pursuant to a certificate of authority and incumbency from time to time satisfactory to Lender in the exercise of Lender's reasonable discretion), acting alone, to request Advances under the provisions of this Credit Agreement and execute and deliver documents, instruments, agreements, reports, statements and certificates in connection herewith.

                  "B&K" means B&K Steel Fabrications, Inc., an Arizona corporation.

                  "Borrower":  See the Preamble hereto.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in Phoenix, Arizona, and, with respect to a LIBOR Rate Line of Credit Advance, a day other than a Saturday, Sunday or any other day on which commercial banks in London are ordered to be closed by law or executive order.

                  "Change in Control" means the occurrence or existence of either of the following events or conditions without the prior written consent of Lender, if different than the state of affairs as of the Closing Date:

                           (a) the acquisition by any Person or two or more
                  Persons acting in concert of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated by the SEC under the Exchange Act or as otherwise specified under the provisions of this Credit Agreement) of securities of Borrower having more than 50% of the ordinary voting power for the election of directors; or


                           (b) the acquisition by any Person or two or more
                  Persons acting in concert of Control of Borrower.

                  "Closing Date" means December 10, 1997.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral" means all property subject to the Security Documents.

                  "Control" when used with respect to any Person means the power, directly or indirectly, to direct the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Controlled Group" means, severally and collectively, the members of the group controlling, controlled by and/or in common control of Borrower, within the meaning of Section 4001(b) of ERISA.

                  "Credit Agreement":  See the Preamble hereto.

                  "Credit Documents" means this Credit Agreement, the Note (including any renewals, extensions and refundings thereof), any Security Documents, and any written agreements, certificates or documents (and with respect to this Credit Agreement and such other written agreements and documents, any amendments or supplements thereto or modifications thereof) executed or delivered pursuant to the terms of this Credit Agreement.

                  "Current Assets" means all assets of Borrower classified as current assets under GAAP, determined on a consolidated basis.

                  "Current Liabilities" means all liabilities of Borrower classified as current liabilities under GAAP, determined on a consolidated basis for the purpose of this definition, any amount which is outstanding under the Line of Credit regardless of whether it would be characterized as a current liability in accordance with GAAP.

                  "Current Ratio" means as of any date the ratio of Current Assets as of such date to Current Liabilities as of such date.

                  "Deed of Trust" means a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing substantially in the form of Exhibit "D" attached hereto, executed by the Borrower, a Purchased Subsidiary.

                  "Default Rate" means an interest rate per annum equal to four hundred basis points (400 b.p.) above the rate that would otherwise be payable under the terms of the Note.

                  "Dollars" and the sign "$" mean lawful currency of the United States of America.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with all final and permanent regulations issued pursuant thereto. References herein to sections and subsections of ERISA are deemed to refer to any successor or substitute provisions therefor.

                  "ESOP" means any Employee Stock Ownership Plan, as it may be amended from time to time, adopted by Borrower.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors to the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Rate Reserve Percentage" for the Interest Period for each LIBOR Rate Line of Credit Advance means the reserve percentage applicable two (2) Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental, or other marginal reserve requirement) for a member bank of the Federal Reserve System in San Francisco with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities which includes deposits by reference to which the Interest Rate on LIBOR Rate Line of Credit Advances is determined) having a term equal to such Interest Period.

                  "Event of Default":  See Article 9.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "Financial Covenants":  See Section 8.8 hereof.

                  "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in the financial position, of Borrower, including without limitation accounting rules promulgated pursuant to Regulations SX and SK, except that any accounting principle or practice required to be changed by the said Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of the said Boards) in order to continue as a generally accepted accounting principle or practice may be so changed.

                  "Governmental Authority" means any government (or any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over Borrower or any of its business, operations or properties.

                  "Guarantor" means any Purchased Subsidiary.

                  "Guaranty" means a Continuing Guarantee substantially in the form of Exhibit "B" attached hereto, executed by a new Purchased Subsidiary.

                  "Indebtedness" means, with respect to any Person, all of its monetary obligations and liabilities.

                  "Initial Principal Payment Date" means January 30, 1999.

                  "Interest Period" means, for each LIBOR Rate Line of Credit Advance, the period commencing on the date of such LIBOR Rate Line of Credit Advance and ending on the last day of the period selected by Borrower pursuant to the provisions herein and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by Borrower pursuant to the provisions herein. The duration of each Interest Period shall be one, two or three months, as selected by Borrower (A), for a new Line of Credit Advance, in the request for a LIBOR Rate Line of Credit Advance or (B), for an outstanding Line of Credit Advance, in the request for a LIBOR Rate Line of Credit Advance to continue bearing interest at the LIBOR Rate or (C), for an outstanding Variable Rate Line of Credit Advance, in the request to convert to a LIBOR Rate Line of Credit Advance, provided, however, that:

                           (i) Interest Periods commencing on the same date
                  shall be of the same duration;

                           (ii) Whenever the last day of any Interest Period
                  would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                           (iii) No Interest Period with respect to any Line of
                  Credit Advance shall extend beyond the Line of Credit Maturity Date.

                  "Lender":  See the Preamble hereto.

                  "LIBOR Rate" means the rate per annum equal to the sum of (i) 250 basis points, and (ii) the rate per annum obtained by dividing (A) the rate of interest determined by Lender, based on Telerate System reports or such other source as may be selected by Lender, to be the "London Interbank Offered Rate" at which deposits in United States dollars are offered by major banks in London, England for the period equal to such Interest Period, one (1) Business Day before the first day of the respective Interest Period by (B) a percentage equal to one hundred percent (100%) minus the Eurodollar Rate Reserve Percentage.

                  "LIBOR Rate Line of Credit Advance" means a Line of Credit Advance that bears interest at the LIBOR Rate.

                  "Lien" means any lien, mortgage, security interest, tax lien, pledge, encumbrance, conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of Indebtedness whether arising by agreement or under any statute or law, or otherwise.

                  "Line of Credit Advance" means a disbursement of the proceeds of the Line of Credit Loan.

                  "Line of Credit Commitment":  See Recital A hereto.

                  "Line of Credit Equipment Advances" means a Line of Credit Advance the proceeds of which are not to be used for the purchase of real property.

                  "Line of Credit Loan":  See Recital A hereto.

                  "Line of Credit Maturity Date" means December 31, 2003.

                  "Line of Credit Note" means the Promissory Note of even date herewith in the amount of the Line of Credit Loan executed by Borrower and delivered pursuant to the terms of this Credit Agreement, together with any renewals, extensions, modifications or replacements thereof.

                  "Line of Credit Real Property Advance" means a Line of Credit Advance the proceeds of which are to be used for the purchase of real property.

                  "Line of Credit Termination Date" means December 31, 1998.

                  "Loan" means the Line of Credit Loan.

                  "Material Adverse Effect" means any circumstance or event which (i) has any material adverse effect upon the validity or enforceability of any Credit Document, (ii) materially impairs the ability of Borrower to fulfill its obligations under the Credit Documents, or (iii) causes an Event of Default or any event which, with notice or lapse of time or both, would become an Event of Default.

                  "Non-Use Fee":  See Section 3.1 hereof.

                  "Note" means the Line of Credit Note.

                  "Obligation" means all present and future indebtedness, obligations and liabilities of Borrower to Lender, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Credit Agreement or represented by the Note, including without limitation the Loan and all interest accruing thereon, and attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of Borrower evidenced or arising pursuant to any of the other Credit Documents, and all renewals and extensions thereof, or part thereof.

                  "Other Credits":  See Recital B.

                  "Other Security Agreements":  See Section 4.1.

                  "Payment Date" means the last day of each month, commencing December 31, 1997, provided that if any such day is not a Business Day, then such Payment Date shall be the next successive Business Day.

                  "PBGC" means the Pension Benefit Guaranty Corporation, and any successor to all or substantially all of the Pension Benefit Guaranty Corporation's functions under ERISA.

                  "Permitted Liens" means those Liens to which the Collateral is subject that are prior to the Liens of the Security Documents, and which consist of the following:

                  (a) Liens for taxes, assessments or governmental charges not yet delinquent; and

                  (b) Liens to which Lender shall consent in writing, in its sole and absolute discretion.

                  "Person" includes an individual, a corporation, a joint venture, a partnership, a trust, a limited liability company, an unincorporated organization or a government or any agency or political subdivision thereof.

                  "Plan" means an employee defined benefit plan or other plan maintained by Borrower for employees of Borrower and covered by Title IV of ERISA, or subject to the minimum funding standards under Section 412 of the Code.

                  "Pledge Agreement" means a Pledge and Irrevocable Proxy Security Agreement substantially in the form of Exhibit "A" attached hereto, executed by Borrower.

                  "Prime Rate" means the interest rate per annum publicly announced by Lender, or its successors, in Phoenix, Arizona as its "prime rate" as in effect from time to time. Borrower acknowledges that the Prime Rate is not necessarily the best or lowest rate offered by Lender and Lender may lend to its customers at rates that are at, above or below its Prime Rate.

                  "Purchased Subsidiary" means a Subsidiary whose equity interest has been purchased by Borrower with the proceeds of a Line of Credit Advance.

                  "Real Property":  See Section 2.5(c)(ii) hereof.

                  "Regulation U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, or any other regulation hereafter promulgated by said Board to replace the prior Regulation U and having substantially the same function.

                  "Regulatory Change" means any change effective after the date of the Note in United States federal, state, or foreign law, regulations, or rules or the adoption or making after such date of any interpretation, directive, or request applying to a class of banks including Lender, of or under any United States federal, state, or foreign law, regulation or rule (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Reportable Event" means any "reportable event" as described in Section 4043(b) of ERISA with respect to which the thirty (30) day notice requirement has not been waived by the PBGC.

                  "SEC" means the Securities and Exchange Commission.

                  "Security Agreement" means a Security Agreement substantially in the form of Exhibit "C" attached hereto, executed by a new Purchased Subsidiary.

                  "Security Documents":  See Section 4.3 hereof.

                  "Seller":  See Section 2.5 hereof.

                  "Seller Debt Coverage Ratio" means the results obtained by dividing (A) the Seller's net profit after taxes plus its depreciation and amortization by (B) the sum of the current maturities of its long-term debt for its prior period that is to remain outstanding, plus the projected current maturities of the Line of Credit Advance used to purchase the Seller for the next period.

                  "Significant Debt Agreement" means all documents, instruments and agreements executed by Borrower, evidencing, securing or ensuring any Indebtedness of Borrower or any guaranty in excess of $100,000 in outstanding principal (or principal equivalent) amount.

                  "Subsidiary" means any business association directly or indirectly controlled by Borrower.

                  "Variable Rate" means the rate per annum equal to the sum of
(i) one-quarter percent (0.25%) per annum, and (ii) the Prime Rate per annum as in effect from time to time. The Variable Rate will change on each day that the "Prime Rate" changes.

                  "Variable Rate Line of Credit Advance" means a Line of Credit Advance that bears or that is requested to bear interest at the Variable Rate.

                  "Working Capital" means the excess of Current Assets over Current Liabilities.

         1.2      Terms Generally.

                  (a) The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined.

                  (b) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

                  (c) All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require.

                  (d) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

                                    ARTICLE 2

                             THE LINE OF CREDIT LOAN

         2.1 Line of Credit Commitment. Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees to draw upon and borrow, in the manner and upon the terms and conditions contained in this Credit Agreement, amounts that in the aggregate at any time outstanding shall not exceed the Line of Credit Commitment.

         2.2 Line of Credit. Subject to the terms and conditions set forth in this Credit Agreement, the Line of Credit Loan shall be a non-revolving line of credit, against which Line of Credit Advances may be made to Borrower as Borrower may request, provided that (i) no Line of Credit Advance shall be made if an Event of Default shall be continuing, (ii) no Line of Credit Advance shall be made that would cause the outstanding principal balance of the Line of Credit to exceed the Line of Credit Commitment, and (iii) no Line of Credit Advance shall be made on or after the Line of Credit Termination Date.

         2.3 Line of Credit Note. The Line of Credit Loan shall be evidenced by the Line of Credit Note, and shall bear interest and be payable to Lender upon the terms and conditions contained therein.

         2.4      Line of Credit Payments and Line of Credit Advances.

                  (a) Interest shall accrue on the unpaid principal of each Line of Credit Advance:

                           (i) At the Variable Rate if it is a Variable Rate
                  Line of Credit Advance.

                           (ii) At the applicable LIBOR Rate if it is a LIBOR
                  Rate Line of Credit Advance.

                  (b) All interest shall be computed on the basis of a 360-day year and accrue on a daily basis for the actual number of days elapsed. All accrued interest shall be due and payable on the Payment Date.

                  (c) Beginning on the Initial Principal Payment Date, principal shall be due and payable on such date and each Payment Date thereafter as follows:

                           (i) An amount equal to the aggregate Line of Credit
                  Equipment Advances outstanding on the Initial Principal Payment Date, divided by sixty (60); and

                           (ii) An amount equal to the aggregate Line of Credit
                  Real Property Advances outstanding on the Initial Principal Payment Date, divided by one hundred eighty (180).

                  (d) The entire unpaid principal balance, all accrued and unpaid interest, and all other amounts payable under the Line of Credit Note shall be due and payable in full on the Line of Credit Maturity Date.

                  (e) Each request for a Line of Credit Advance shall, in addition to complying with Section 2.5 hereof and any other requirements in this Credit Agreement, (i) specify the date and amount of the requested Line of Credit Advance, (ii) specify whether the Line of Credit Advance shall be a Line of Credit Advance that bears interest at the Variable Rate or shall be a Line of Credit Advance that bears interest at the LIBOR Rate, and (iii), if the Line of Credit Advance is to bear interest at the LIBOR Rate, (A) specify the Interest Period,
         (B) be delivered to Lender at least two (2) Business Days prior to the date of the requested Line of Credit Advance, and (C) be in a minimum amount of $500,000.00 with integral multiples of $1,000.00 in excess thereof. Any Line of Credit Advance not complying with the foregoing requirements for a Line of Credit Advance bearing interest at the LIBOR Rate shall bear interest at the Variable Rate. No more than two (2) Line of Credit Advances shall bear interest at the LIBOR Rate at the same time.

                  (f) If Borrower desires that a LIBOR Rate Line of Credit Advance continue to bear interest at the LIBOR Rate after the end of an existing Interest Period, Borrower shall deliver to Lender a notice making such election and specifying the new Interest Period. If Borrower does not deliver such notice within such time, then after the existing Interest Period the LIBOR Rate Line of Credit Advance shall become a Variable Rate Line of Credit Advance and shall bear interest at the Variable Rate.

                  (g) Borrower may on any Business Day, upon written notice to and received by Lender not later than 12:00 p.m. (Phoenix, Arizona local time) (i) on the second Business Day, in the case of any conversion of a Variable Rate Line of Credit Advance into a LIBOR Rate Line of Credit Advance, and (ii) on the first Business Day, in the case of any conversion of a LIBOR Rate Line of Credit Advance into a Variable Rate Line of Credit Advance, prior to the date of the proposed conversion, convert any Line of Credit Advance of one type into a Line of Credit Advance of the other type; provided, however, that any conversion of a LIBOR Rate Line of Credit Advance (A) shall only be made on the last day of the applicable Interest Period, and (B) shall be made only as to a Line of Credit Advance in a minimum amount of $500,000.00 with integral multiples of $1,000.00 in excess thereof. Each such notice of a conversion shall specify the date of such conversion and the Line of Credit Advance(s) to be converted.

                  (h) Notwithstanding any provision of the Credit Documents to the contrary, Lender shall be entitled to fund and maintain its funding of all or any part of any Line of Credit Advance in any manner it sees fit; provided, however, that for the purposes of the Line of Credit Note, all determinations thereunder shall be made as if Lender had actually funded and maintained each LIBOR Rate Line of Credit Advance during the Interest Period therefor through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

                  (i) If, due to any Regulatory Change, there shall be any increase in the cost to Lender of agreeing to make or making, funding, or maintaining LIBOR Rate Line of Credit Advances (including, without limitation, any increase in any applicable reserve requirement), then Borrower shall from time to time, upon demand by Lender, pay to Lender such amounts as Lender may reasonably determine to be necessary to compensate Lender for any additional costs that Lender reasonably determines are attributable to such Regulatory Change and Lender will notify the Borrower of any Regulatory Change that will entitle Lender to compensation pursuant to this paragraph as promptly as practicable. Determinations by Lender of the amounts required to compensate Lender shall be conclusive, absent manifest error. Lender shall be entitled to compensation in connection with any Regulatory Change only for costs actually incurred by Lender.

                  (j) Notwithstanding any provision of the Credit Documents, if Lender shall notify Borrower that as a result of a Regulatory Change it is unlawful for Lender to make Line of Credit Advances at the LIBOR Rate, or to fund or maintain LIBOR Rate Line of Credit Advances, (i) the obligations of Lender to make Line of Credit Advances at the LIBOR Rate and to convert Line of Credit Advances to the LIBOR Rate shall be suspended until Lender shall notify Borrower that the circumstances causing such suspension no longer exist, and (ii) in the event such Regulatory Change makes the maintenance of Line of Credit Advances at the LIBOR Rate unlawful, Borrower shall forthwith prepay in full all LIBOR Rate Line of Credit Advances then outstanding, together with interest accrued thereon and all amounts in connection with such prepayment specified in the Line of Credit Note, unless Borrower, within five (5) Business Days of notice from Lender, converts all LIBOR Rate Line of Credit Advances then outstanding into Variable Rate Line of Credit Advances pursuant to the conversion procedures in this Note and pays all amounts in connection with such prepayments or conversions specified in the Line of Credit Note.

                  (k) Notwithstanding any other provision of the Credit Documents, if prior to the commencement of any Interest Period, Lender shall determine (i) that United States dollar deposits in the amount of any LIBOR Rate Line of Credit Advance to be outstanding during such Interest Period are not readily available to Lender in the London interbank market, or (ii) by reason of circumstances affecting the London interbank market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period in the manner prescribed in the definition of "LIBOR Rate", then Lender shall promptly give notice thereof to Borrower and the obligation of Lender to create, continue, or effect by conversion any LIBOR Rate Line of Credit Advance in such amount and for such Interest Period shall terminate until United States dollar deposits in such amount and for the Interest Period shall again be readily available in the London interbank market and adequate and reasonable means exist for ascertaining the LIBOR Rate.

                  (l) If any payment required under the Line of Credit Note is not paid within five (5) days after the date such payment is due, then, at the option of Lender, Borrower shall pay a "late charge" equal to four percent (4%) of the amount of that payment to compensate Lender for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable and shall be in addition to all other rights and remedies available to Lender.

                  (m) After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable under the Line of Credit Note shall bear interest at the Default Rate.

         2.5      Uses of Line of Credit Advances.

                  (a) Line of Credit Advances shall be made to Borrower solely to finance the acquisition of other companies and/or their assets.

                  (b) In addition to complying with Section 2.4(e) hereof, Paragraph (c) of this Section 2.5, and any other requirements herein, each request for a Line of Credit Advance shall:

                           (i) Specify the name of the company being purchased
                  (the "Seller");

                           (ii) Specify whether Borrower is purchasing solely
                  the equity interests in the Seller or the assets of the Seller and whether the Seller is to become a Subsidiary of Borrower;

                           (iii) Detail the assets of the Seller being
                  purchased, directly or, if Borrower is purchasing equity interests in the Seller, indirectly, their costs and fair market value based on an appraisal acceptable to Lender and certify that the Line of Credit Advance does not exceed seventy-five percent (75%) of the lesser of such costs or such fair market value;

                           (iv) Specify the amount of the Line of Credit Advance
                  to be a Line of Credit Equipment Advance and a Line of Credit Real Property Advance; and

                           (v) Certify that the Seller Debt Coverage Ratio,
                  after giving effect to the Line of Credit Advance, shall not be less than 1.25 to 1.0.

                  (c) In addition to complying with Section 2.4(e) hereof, Paragraph (b) of this Section 2.5, as a condition to making each Line of Credit Advance to Borrower,

         Lender shall have received with respect to such Line of Credit Advance the following, each in form and substance satisfactory to Lender:

                           (i) As to any new Purchased Subsidiary, a Pledge
                  Agreement executed by Borrower, together with the stock of said Purchased Subsidiary, a Guaranty executed by the Purchased Subsidiary, and a Security Agreement executed by the Purchased Subsidiary;

                           (ii) As to any real property (together with any
                  improvements thereon, "Real Property") purchased by a Line of Credit Advance or owned by a new Purchased Subsidiary:

                                    (A)     A Deed of Trust executed by the
                           owner of said real property;

                                    (B) A current appraisal of the Real Property
                           by an appraiser acceptable to Lender, reviewed and found to be satisfactory by Lender and showing a value for the Real Property satisfactory to Lender. Lender may require reappraisals at Borrower's expense;

                                    (C) A current as-built survey of the Real
                           Property by a licensed surveyor acceptable to Lender describing the boundaries of the Real Property and showing the location of any improvements upon the Real Property and all means of ingress and egress, rights-of-way, easements (each of which shall be identified by docket and page or recording number where recorded) and all other customary and relevant information pursuant to ALTA standards and any title company requirements. All surveys shall be certified to Lender and the title company issuing the Title Policy;

                                    (D) An ALTA extended coverage mortgagee's
                           title insurance policy [ALTA Loan Policy - 1970 (Rev. 10-17-70)] or similar policy acceptable to Lender (the "Title Policy"), with such endorsements as Lender may require, issued by a title insurance company satisfactory to Lender in the amount of the Loan insuring the lien of the Deed of Trust to be a first and prior lien upon the Real Property as security for the Loan, subject only to such exceptions as Lender may expressly approve in writing; and

                                    (E) An Environmental Indemnity Agreement
                           executed substantially in the form attached hereto as Exhibit "E" with an environmental questionnaire and disclosure statement completed and signed by Borrower and any Guarantor covering the current and former condition and uses of the Real Property and adjacent property, and, if required by Lender, followed by a current preliminary environmental assessment (Phase I assessment) of the Real Property and adjacent property, plus any sampling and analysis (Phase II assessment) or special limited assessment that Lender may require after review of the Phase I assessment, together with any other environmental investigations and reports that Lender may require, all of which shall be by an environmental consulting firm acceptable to Lender and none of which shall reveal any existing or potential environmental condition adversely affecting the use or value of the Real Property.

                           (iii) Such other documents and instruments as Lender
                  may reasonably request.

         2.6 Principal Prepayments. Borrower shall have the option to prepay the Line of Credit Note, in full or in part, at any time prior to maturity. With any prepayment of a LIBOR Rate Line of Credit Advance or with any conversion of a LIBOR Rate Line of Credit Advance to a Variable Rate Line of Credit Advance, in either case other than on the last Business Day of the Interest Period for such Line of Credit Advance (the "Interest Period Termination Date") (including any such prepayment made voluntarily or involuntarily as a result of the acceleration of maturity upon a default or otherwise), Borrower shall also pay
(a) all accrued and unpaid interest on the principal being prepaid, (b) all Other Amounts then due, and (c) a premium, if any, equal to the product of (i) the Average Lost Monthly Interest Income and (ii) the number of months from the date of prepayment or conversion to the Interest Period Termination Date (with any fraction of a month counted as a month), discounted to present value at the Discount Rate over a period equal to one-half of the number of months in (ii) above.

         As used in the preceding paragraph:

                  "Average Lost Monthly Interest Income" means the amount determined by dividing (i) the product of the Average Principal and the Lost Rate, by (ii) 12, where:

                           "Average Principal" means the amount equal to either
                  (i) one-half the sum of (A) the amount of principal being prepaid and (B) the amount of principal that is scheduled to be due on the Interest Period Termination Date ("Balloon Amount"), or (ii) the amount of principal being prepaid, if such amount is less than the Balloon Amount; and

                           "Lost Rate" means the rate per annum equal to the
                  percentage, if any, by which (i) the yield to maturity of United States Treasury debt obligations having a maturity date nearest to the Interest Period Termination Date ("Treasury Obligations") determined on the first day of the Interest Period exceeds (ii) the yield to maturity of Treasury Obligations determined on the date of prepayment.

                  "Discount Rate" means the rate per annum equal to the yield to maturity of Treasury Obligations determined on the date of prepayment.

                  "Other Amounts" means all amounts payable by Borrower to Lender hereunder and all other Credit Documents.

The maturity date and yield to maturity of Treasury Obligations shall be determined by Lender, in its absolute and sole discretion, on the basis of quotations published in The Wall Street Journal or other comparable sources.

         2.7 Method of Payment. All payments of principal of, and interest on, the Line of Credit Note shall be made to Lender before 2:00 p.m. (Phoenix, Arizona time), in immediately available funds. All payments made on the Line of Credit Note shall be applied in the order of priority to be determined by Lender in its sole discretion: (i) to the payment of costs, fees or other charges incurred in connection with the Line of Credit; (ii) to the payment of accrued interest on the Line of Credit; and (iii) to the reduction of the principal balance.

         2.8 Conditions. Lender shall have no obligation to make any Line of Credit Advance unless and until all of the conditions and requirements of this Credit Agreement are fully satisfied. However, Lender in its sole and absolute discretion may elect to make one or more Line of Credit Advances prior to full satisfaction of one or more such conditions and/or requirements. Notwithstanding that such a Line of Credit Advance or Line of Credit Advances are made, such unsatisfied conditions and/or requirements shall not be waived or released thereby. Borrower shall be and continue to be obligated to fully satisfy such conditions and requirements, and Lender, at any time, in Lender's sole and absolute discretion, may stop making Line of Credit Advances until all conditions and requirements are fully satisfied.

         2.9 Other Line of Credit Advances by Lender. Lender, after giving written notice to Borrower, from time to time, may make Line of Credit Advances in any amount in payment of (i) insurance premiums, taxes, assessments, liens or encumbrances existing against property encumbered by the Security Documents,
(ii) interest accrued and payable upon the Line of Credit, (iii) any charges and expenses that are the obligation of Borrower under this Credit Agreement or any Security Document, and (iv) any charges or matters necessary to preserve the property encumbered by the Security Documents or to cure any Event of Default.

         2.10 Assignment. Borrower shall have no right to any Line of Credit Advance other than to have the same disbursed by Lender in accordance with the disbursement provisions contained in this Credit Agreement. Any assignment or transfer, voluntary or involuntary, of this Credit Agreement or any right hereunder shall not be binding upon or in any way affect Lender without its written consent; Lender may make Line of Credit Advances under the disbursement provisions herein, notwithstanding any such assignment or transfer.

                                    ARTICLE 3

                                   NON-USE FEE


         3.1 Non-Use Fee. Borrower agrees to pay Lender a quarterly fee (the "Non-Use Fee") in an annualized amount equal to one-half percent (.5%) of the average daily undrawn balance of the Line of Credit Commitment during the prior calendar quarterly period. The Non-Use Fee shall initially accrue from the Closing Date and shall be due and payable in arrears within three (3) Business Days after written notice of such amount due by Lender to Borrower and shall be non-refundable.

                                    ARTICLE 4

                                    SECURITY


         4.1 Security. So long as the Loan is outstanding, Borrower shall cause the Loan and Borrower's obligations under this Credit Agreement to be secured at all times by the following:

                  (a) Any and all security agreements (collectively, the "Other Security Agreements") duly executed and delivered by Borrower to Lender in connection with the Other Credits, granting Lender a valid and enforceable security interest in all of the kinds and categories of personal property described in the Other Security Agreements, including without limitation its accounts receivable, inventory and equipment, wherever located, in, to, or under which Borrower now has or hereafter acquires any right, title, or interest, whether present, future, or contingent, and in Borrower's expectancy to acquire such property, subject to no prior Liens except for Permitted Liens.

                  (b) As to any Real Property purchased by a Line of Credit Advance or owned by a Purchased Subsidiary:

                           (i) A Deed of Trust constituting a first and prior
                  lien on said Real Property and personal property described therein, subject to no prior Liens except for Permitted Liens; and

                           (ii) A valid and effectual assignment of rents and
                  leases covering said Real Property.

                  (c) As to any new Purchased Subsidiary, a Pledge Agreement, granting Lender a valid and enforceable security interest in the stock of any new Purchased Subsidiary, owned by Borrower, subject to no prior Liens except for Permitted Liens.

                  (d) From any new Purchased Subsidiary, a Security Agreement, granting Lender a valid and enforceable security interest in all of the kinds and categories of personal property described in the Security Agreement, subject to no prior Liens except for Permitted Liens.

         4.2 Guaranties. Borrower shall obtain and deliver to Lender, and maintain in full force and effect so long as any obligation of Borrower to Lender remains unpaid or unperformed, a valid and effective Guaranty from (i) any Purchased Subsidiary, and (ii) B&K.

         4.3 Security Documents. All of the documents required by this Article 4 shall be in form satisfactory to Lender and Lender's counsel, and, together with any UCC financing statements for filing and/or recording, and any other items required by Lender to fully perfect and effectuate the liens and security interests of Lender contemplated by the Other Security Agreements, the Security

Agreements, the Deed of Trusts, the Pledge Agreements, and this Credit Agreement, may heretofore or hereinafter be referred to as the "Security Documents."

                                    ARTICLE 5

                              CONDITIONS PRECEDENT

         The obligation of Lender to make the Loan and to make each and any Advance hereunder is subject to the full prior satisfaction at each such time of each of the following conditions precedent:

         5.1 Initial or any Subsequent Advance. Prior to its making the initial Advance or any subsequent Advance, Lender shall have received the following, each in form and substance satisfactory to Lender:

                  (a) This Credit Agreement. This Credit Agreement, duly executed and delivered to Lender by Borrower.

                  (b) The Note. The Note, duly executed, drawn to the order of Lender and otherwise as provided in Article 2.

                  (c) Arbitration Resolution. An Arbitration Resolution, executed by Borrower and Guarantor.

                  (d) Organizational Documents. A copy of the current Certificate of Incorporation (or other charter documents, however named) of Borrower, including all amendments thereto, certified as current and complete by the appropriate authority of the state of said corporation's incorporation, together with evidence of said corporation's good standing in said corporation's state of incorporation and in every other state in which it is doing business or the conduct of said corporation's business requires such standing for the enforcement of material contracts.

                  (e) Officer's Certificate. A certificate signed by an Authorized Officer of Borrower, stating that (to the best knowledge and belief of Borrower, after reasonable inquiry and review of matters pertinent to the subject matter of such certificate): (i) all of the representations and warranties contained in Article 6 of this Credit Agreement and in the other Credit Documents are, in all material respects, true and correct as of the date hereof (other than those of such representations which by their express terms speak to a date prior to such date, which representations are, in all material respects, true and correct as of such respective dates); (ii) no event has occurred and is continuing, or would result from the advance of the proceeds of the Loan, which would constitute an Event of Default, and (iii) no change or changes having a Material Adverse Effect have occurred in the business or financial condition of Borrower since the date of the last financial statements of Borrower heretofore delivered to Lender.

                  (f) Secretary Certificate. A certificate of the corporate secretary of Borrower, signed by the duly appointed secretary thereof and issued as of the Closing Date, certifying that (i) attached thereto is a true and complete copy of the corporate by-laws of said corporation in effect on the date of passage of the corporate resolutions described immediately below and at all subsequent times to and including the date of the certificate, (ii) attached thereto is a true and complete copy of the resolutions adopted by the Board of Directors of said corporation authorizing the Loan, the execution, delivery, and performance of this Credit Agreement, the Note, the Credit Documents, and all advances of credit hereunder, and that such resolutions have not been modified, rescinded, or amended and are in full force and effect, (iii) no change has been made to said corporation's charter documents other than as reflected in the certified copies submitted in connection with the delivery of this Credit Agreement or as approved in writing by Lender, and (iv) set forth therein and appropriately identified are the names, current official titles, and signatures of the officers of said corporation authorized to sign this Credit Agreement and other documents to be delivered hereunder and/or to act as Authorized Officers hereunder.

                  (g) Opinion of Counsel. If requested by Lender, a favorable opinion of counsel for Borrower, in form and content satisfactory to Lender.

                  (h) IPO. Evidence satisfactory to Lender that Borrower shall have completed an initial public offering of its equity interests.

                  (i) B&K Consent. A consent to the financial accommodations extended by Lender to Borrower under this Credit Agreement, executed by B&K.

                  (j) Additional Information. Such other information and documents as may reasonably be required by Lender or Lender's counsel.

         5.2 No Event of Default. No Event of Default known to Borrower shall have occurred and be continuing, or result from Lender's making of the Loan.

         5.3 No Material Adverse Change. Since the date of the most recent financial statements provided to Lender by Borrower, no change shall have occurred in the business or financial condition of Borrower that could have a Material Adverse Effect.

         5.4 Representations and Warranties. The representations and warranties contained in Article 6 hereof shall be true and correct in all material respects, with the same force and effect as though made on and as of the Closing Date (other than those of such representations which by their express terms speak to a date prior to that date, which representations shall, in all material respects, be true and correct as of such respective date).

                                    ARTICLE 6

                         REPRESENTATIONS AND WARRANTIES

         To induce Lender to make the Loan, Borrower represents and warrants to Lender that:

         6.1 Organization and Good Standing. It is duly organized, validly existing and in good standing in all states in which the nature of its business and property makes such qualifications necessary or appropriate. It has the legal power and authority to own its properties and assets and to transact the business in which it is engaged and is or will be qualified in those states wherein the nature of its proposed business and property will make such qualifications necessary or appropriate in the future.

         6.2 Authorization and Power. It has the corporate power and requisite authority to execute, deliver and perform this Credit Agreement, the Note and the other Credit Documents to be executed by it; it is duly authorized to, and has taken all action, corporate or otherwise, necessary to authorize it to, execute, deliver and perform this Credit Agreement, the Note and such other Credit Documents and is and will continue to be duly authorized to perform this Credit Agreement, the Note and such other Credit Documents.

         6.3 No Conflicts or Consents. Neither the execution and delivery of this Credit Agreement, the Note or the other Credit Documents to which it is a party, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof or with the terms and provisions thereof, (a) will materially contravene or conflict with:
(i) any provision of law, statute or regulation to which it is subject, (ii) any judgment, license, order or permit applicable to it, (iii) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it may be bound, or to which it may be subject, or (b) will violate any provision of its Certificate of Incorporation. No consent, approval, authorization or order of any court or Governmental Authority or other Person is required in connection with the execution and delivery by it of the Credit Documents or to consummate the transactions contemplated hereby or thereby, or if required, such consent, approval, authorization or order shall have been obtained.

         6.4 Enforceable Obligations. This Credit Agreement, the Note and the other Credit Documents are the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws or equitable principles of general application relating to the enforcement of creditors' rights.

         6.5 Financial Condition. It has delivered to Lender copies of the Borrower's most recent audited consolidated financial statements. Such financial statements, in all material respects, fairly and accurately present the financial position of Borrower as of such date and have been prepared in accordance with GAAP and neither contain any untrue statement of a material fact nor fail to state a material fact required in order to make such financial statements not misleading. Since the date thereof, Borrower has not discovered any obligations, liabilities or indebtedness (including contingent and indirect liabilities and obligations or unusual forward or long-term commitments) which in the aggregate are material and adverse to the financial position or business of Borrower that should have been but were not reflected in such financial statements. No changes having a Material Adverse Effect have occurred in the financial condition or business of Borrower since the date thereof.

         6.6 Full Disclosure. There is no material fact that it has not disclosed to Lender that would have a Material Adverse Effect. No certificate or statement delivered herewith or heretofore by it to Lender in connection with negotiations of this Credit Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to keep the statements contained herein or therein from being misleading.

         6.7 No Default. No event or condition has occurred and is continuing that constitutes an Event of Default.

         6.8 Significant Debt Agreements. It is not in default in any material respect under any Significant Debt Agreement.

         6.9 No Litigation. There are no actions, suits or legal, equitable, arbitration or administrative proceedings pending, or to its actual knowledge overtly threatened, against Borrower that would, if adversely determined, have a Material Adverse Effect.

         6.10 Taxes. It has filed or caused to be filed all returns and reports which are required to be filed by any jurisdiction, and has paid or made provision for the payment of all taxes, assessments, fees or other governmental charges imposed upon its properties, income or franchises, as to which the failure to file or pay would have a Material Adverse Effect, except such assessments or taxes, if any, which are being contested in good faith by appropriate proceedings.

         6.11 ERISA. (a) No Reportable Event has occurred and is continuing with respect to any Plan; (b) PBGC has not instituted proceedings to terminate any Plan; (c) neither the Borrower, any member of the Controlled Group, nor any duly-appointed administrator of a Plan (i) has incurred any liability to PBGC with respect to any Plan other than for premiums not yet due or payable or (ii) except as disclosed in writing to Lender, has instituted or intends to institute proceedings to terminate any Plan under Section 4041 or 4041A of ERISA; and (d) each Plan of Borrower has been maintained and funded in all material respects in accordance with its terms and in all material respects in accordance with all provisions of ERISA applicable thereto. Neither the Borrower nor any of its Subsidiaries participates in, or is required to make contributions to, any Multi-employer Plan (as that term is defined in Section 3(37) of ERISA) except as disclosed in writing to Lender.

         6.12 Compliance with Law. It is in substantial compliance with all laws, rules, regulations, orders and decrees that are applicable to it, or its properties, noncompliance with which would have a Material Adverse Effect.

         6.13 Survival of Representations, Etc. All representations and warranties by Borrower herein shall survive the making of the Loan and the execution and delivery of the Note; any investigation at any time made by or on behalf of Lender shall not diminish Lender's right to rely on the representations and warranties herein.

         6.14 Recitals. The recitals and statements of intent appearing in this Credit Agreement are true and correct.

         6.15 No Stock Purchase. No part of the proceeds of any financial accommodation made by Lender in connection with this Credit Agreement will be used to purchase or carry "margin stock," as that term is defined in Regulation U, or to extend credit to others for the purpose of purchasing or carrying such margin stock.

         6.16 Solvent. It (both before and after giving effect to the Loan contemplated hereby) is solvent, has assets having a fair value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured, and has, and will have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection therewith as such debts mature.

         6.17 Advances. Each request for an Advance or for the extension of any financial accommodation by Lender whatsoever shall constitute an affirmation that the representations and warranties contained herein are, true and correct as of the time of such request. All representations and warranties made herein shall survive the execution of this Credit Agreement, all advances of proceeds of the Loan and the execution and delivery of all other documents and instruments in connection with the Loan and/or this Credit Agreement, so long as Lender has any commitment to lend hereunder and until the Loan have been paid in full and all of Borrower's obligations under this Credit Agreement, the Note and all Security Documents have been fully discharged.

         6.18 Title to Collateral. It has good and marketable title to any Collateral.

         6.19 Security Documents. The liens, security interests and assignments created by the Security Documents will, when granted, be valid, effective and enforceable liens, security interests and assignments, except to the extent (if any) otherwise agreed in writing by Lender.

         6.20 Environmental Matters. Borrower, to the best of its knowledge after due investigation, is in compliance in all material respects with all applicable environmental, health and safety statutes and regulations and Borrower does not have any material contingent liability in connection with any improper treatment, storage, disposal or release into the environment of any hazardous or toxic waste or substance.

         6.21 Investment Company Act. Borrower is not, and is not directly or indirectly controlled by, or acting on behalf of, any person which is, an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

                                    ARTICLE 7

                              AFFIRMATIVE COVENANTS

         Until payment in full of the Note and the complete performance of the Obligation, Borrower agrees that:

         7.1 Financial Statements, Reports and Documents. It shall deliver, or cause to be delivered, to Lender each of the following:

                  (a) Consolidated Monthly Statements of Borrower. As soon as available, and in any event within sixty (60) days after the end of each month of Borrower, copies of the consolidated balance sheet of Borrower as of the end of such month, and consolidated statements of income of Borrower for that month and for the portion of the fiscal year ending with such month, in each case setting forth in comparative form the figures for the corresponding period of the preceding fiscal year, all in reasonable detail and fairly stated and prepared in accordance with GAAP.

                  (b) Consolidated Annual Statements of Borrower. As soon as available and in any event within one hundred twenty (120) days after the close of each fiscal year of Borrower, audited consolidated financial statements of Borrower, including its consolidated balance sheet as of the close of such fiscal year and consolidated statements of income of Borrower for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of independent public accountants of recognized national standing selected by Borrower and acceptable to Lender, to the effect that such financial statements have been prepared in accordance with GAAP (except for changes in which such accountants concur) and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances.

                  (c) Quarterly Certificate Respecting Financial Covenants. As soon as available but in any event within forty-five (45) days after the end of each fiscal quarter of Borrower hereafter, a certificate signed by an Authorized Officer of the Borrower, or other financial officer acceptable to Lender, setting forth in such level of detail as Lender shall reasonably require a calculation of the Financial Covenants as of the end of that fiscal quarter.

                  (d) Annual Tax Return. As soon as available but in any event within thirty (30) days after its filing, a copy of Borrower's federal tax return together with all schedules thereto.

                  (e) Management Letters. With the audited fiscal year-end statements submitted under Section 7.1(b) above, the management letter, if any, of Borrower's certified public accountants issued in connection with such audit.

                  (f) Other Information. Such other information concerning the business, properties or financial condition of Borrower as Lender shall reasonably request.

         7.2 Payment of Taxes and Other Indebtedness. It will pay and discharge
(i) all income taxes and payroll taxes, (ii) all taxes, assessments, fees and other governmental charges imposed upon it or upon its income or profits, or upon any property belonging to it, before delinquent, which become due and payable, (iii) all lawful claims (including claims for labor, materials and supplies), which, if unpaid, might become a Lien upon any of its property and
(iv) all of its Indebtedness as it becomes due and payable, except as prohibited hereunder; provided, however, that it shall not be required to pay any such tax, assessment, charge, levy, claims or Indebtedness if and so long as the amount, applicability or validity thereof shall currently be contested in good faith by appropriate actions and appropriate accruals and reserves therefor have been established in accordance with GAAP.

         7.3 Maintenance of Existence and Rights; Conduct of Business. It will preserve and maintain its corporate existence and all of its rights, privileges, licenses, permits, franchises and other rights necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices.

         7.4 Notice of Default. It will furnish to Lender immediately upon becoming actually aware of the existence of any event or condition that constitutes an Event of Default, a written notice specifying the nature and period of existence thereof and the action which it is taking or proposes to take with respect thereto.

         7.5 Other Notices. It will promptly notify Lender of (a) any Material Adverse Effect, (b) any waiver, release or default under any Significant Debt Agreement, (c) any claim not covered by insurance against Borrower or any of Borrower's properties, and (d) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any Governmental Authority affecting it, except litigation or proceedings which, if adversely determined, would not have a Material Adverse Effect.

         7.6 Compliance with Credit Documents. It will comply with any and all covenants and provisions of this Credit Agreement, the Note and all other Credit Documents.

         7.7 Compliance with Significant Debt Agreements. It will comply in all material respects with all Significant Debt Agreements.

         7.8 Operations and Properties. It will keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties which are necessary to the conduct of its business.

         7.9 Books and Records; Access. It will give any authorized representative of Lender access during normal business hours to, and permit such representative to examine, copy or make excerpts from, any and all books, records and documents in its possession of and relating to the Loan, and to inspect any of its properties. It will maintain complete and accurate books and records of its transactions in accordance with good accounting practices.

         7.10 Compliance with Law. It will comply with all applicable laws, rules, regulations, and all final, nonappealable orders of any Governmental Authority applicable to it or any of its property, business operations or transactions, a breach of which could result in a Material Adverse Effect.

         7.11 Authorizations and Approvals. It will promptly obtain, from time to time at its own expense, all such governmental licenses, authorizations, consents, permits and approvals as may be required to enable it to comply with its obligations hereunder and under the other Credit Documents and to operate its businesses as presently or hereafter duly conducted.

         7.12 ERISA Compliance. With respect to its Plans, it shall (a) at all times comply with the minimum funding standards set forth in Section 302 of ERISA and Section 412 of the Code or shall have duly obtained a formal waiver of such compliance from the proper authority; (b) at Lender's request, within thirty (30) days after the filing thereof, furnish to Lender copies of each annual report/return (Form 5500 Series), as well as all schedules and attachments required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA, in connection with each of its Plans for each year of the plan; (c) notify Lender within a reasonable time of any fact, including, but not limited to, any Reportable Event arising in connection with any of its Plans, which constitutes grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan, together with a statement, if requested by Lender, as to the reason therefor and the action, if any, proposed to be taken with respect thereto; and (d) furnish to Lender within a reasonable time, upon Lender's request, such additional information concerning any of its Plans as may be reasonably requested.

         7.13 Further Assurances. It will make, execute or endorse, and acknowledge and deliver or file or cause the same to be done, all such notices, certifications and additional agreements, undertakings or other assurances, and take any and all such other action, as Lender may, from time to time, deem reasonably necessary or proper to fully evidence the Loan.

         7.14 News Releases. It shall promptly forward to Lender copies of all news releases made by it to the news media as to anything of material significance with respect to its financial status.

         7.15 Insurance. It shall maintain in full force and effect at all times all insurance coverages required under the terms of this Credit Agreement and/or the Security Documents to which it is a party. In addition, it shall maintain in full force and effect at all times:

                  (a) Policies of all risk coverage insurance covering (i) its real property of every kind and description, and wherever located, in which Lender has been granted or has obtained a lien to secure any portion of the Obligation, in respective coverage amounts not less than, from time to time, the full replacement value of all insurable improvements situated thereon and (ii) all tangible personalty in which Lender has been granted or obtained a security interest to secure the Obligation, in respective coverage amounts not less than, from time to time, the fair market value thereof.

                  (b) Policies of insurance evidencing personal liability and property damage liability coverages in amounts not less than $1,000,000 single occurrence and $2,000,000.00 aggregate (combined single limit for bodily injury and property damage), and an umbrella excess liability coverage in an amount not less than $20,000,000.00 shall be in effect with respect to Borrower.

                  (c) Policies of workers' compensation insurance in amounts and with coverages as legally required.

Without limitation of the foregoing, it shall at all times maintain insurance coverages in scope and amount not less than, and not less extensive than, the scope and amount of insurance coverages customary in the trades or businesses in which it is from time to time engaged. All of the aforesaid insurance coverages shall be issued by insurers reasonably acceptable to Lender. Copies of all policies of insurance evidencing such coverages in effect from time to time shall be delivered to Lender prior to the initial Advance under this Credit Agreement and upon reasonable notice upon issuance of new policies thereafter. From time to time, promptly upon Lender's request, it shall provide evidence satisfactory to Lender (i) that required coverage in required amounts is in effect, and (ii) that Lender is shown as an additional loss payee with respect to all such coverages, as Lender's interest may appear, by standard (non-attribution) loss payable endorsement, additional insured endorsement, insurer's certificate or other means acceptable to Lender in its reasonable discretion. At Lender's option, it shall deliver to Lender certified copies of all such policies of insurance in effect from time to time, to be retained by Lender so long as Lender shall have any commitment to lend hereunder and/or any portion of the Obligation shall be outstanding or unsatisfied. All such insurance policies shall provide for at least thirty (30) days prior written notice of the cancellation or modification thereof to Lender.

         7.16 Change in Control. Should there be a Change in Control as to Borrower, the Loan shall be immediately due and payable.

                                    ARTICLE 8

                               NEGATIVE COVENANTS

         Until payment in full of the Note and the performance of the Obligation, Borrower agrees that:

         8.1 Amendments to Organizational Documents. It will not amend its organizational documents if the result thereof could result in the occurrence directly or indirectly of a Material Adverse Effect.

         8.2 Margin Stock. It shall not use any proceeds of the Loan, or any proceeds of any other or future financial accommodation from Lender for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock" as that term is defined in Regulation U or to reduce or retire any indebtedness undertaken for such purposes within the meaning of said Regulation U, and will not use such proceeds in a manner that would involve Borrower in a violation of Regulation U or of any other Regulation of the Board of Governors of its Federal Reserve System, nor use such proceeds for any purpose not permitted by Section 7 of the Exchange Act, or any of the rules or regulations respecting the extensions of credit promulgated thereunder.

         8.3 Fiscal Year. Except with prior notice to Lender, it will not change the times of commencement or termination of its fiscal year or other accounting periods; or change its methods of accounting other than to conform to GAAP applied on a consistent basis. After any such changes, its method of accounting shall conform to GAAP.

         8.4 Liens. On and after the date hereof, it will not create or suffer to exist Liens upon the Collateral, except (i) Liens, if any, for the benefit of Lender, and (ii) Permitted Liens.

         8.5 Merger, Sale of Assets. It will not, without Lender's prior written consent: (i) sell, lease, transfer or dispose of substantially all of its assets to another entity; or (ii) consolidate with or merge into another entity, permit any other entity to merge into it or consolidate with it, or permit any transfer of the ownership of, or power to control, Borrower.

         8.6 Insider Loan or Dividends. It will neither make Loan, receivables or investments, on a consolidated basis, to officers of Borrower or any other companies of said officers, except for normal advances for travel and entertainment, nor declare or pay cash dividends.

         8.7 Transfer Collateral. It will not assign, transfer or convey any of its right, title and interest in the Collateral (whether real or personal) encumbered by the Security Documents.

         8.8 Financial Covenants. It will not permit at the end of any fiscal quarter:

                  (a) Its Tangible Net Worth to be less than $19,000,000.00;

                  (b) Its Tangible Owner's Equity Percentage to be less than thirty-three percent (33.0%) prior to the December 31, 1997 fiscal quarter end, or forty percent (40.0%) thereafter;

                  (c) Its Current Ratio to be less than 1.25 to 1.0; or

                  (d) Its Debt Coverage Ratio for the prior four (4) quarters to be less than 1.50 to 1.0;

where:

                  "Tangible Net Worth" means Net Worth plus Subordinated Indebtedness.

                  "Net Worth" means the sum of the following: capital, capital surplus and retained earnings, less the sum of the value of Borrower's books of all intangible assets, including, but not limited to, goodwill, patents, franchises, trademarks, copyrights and the write-up in the book value of any assets resulting therefrom after acquisition.

                  "Subordinated Indebtedness" means any and all Indebtedness of Borrower to any other creditor, the repayment of which is subordinated in writing to that of Lender.

                  "Tangible Owner's Equity Percentage" means the results obtained by dividing (A) Tangible Net Worth, by (B) Borrower's total assets less its Tangible Net Worth.

                  "Debt Coverage Ratio" means the results obtained by dividing
         (A) the sum of (A) its net profit after taxes, less its cash dividends, plus its depreciation and amortization, plus or less any change in its deferred taxes, by (B) the current maturities of its long-term debt for its prior period.

                                    ARTICLE 9

                                EVENTS OF DEFAULT

         9.1 Events of Default. An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

                  (a) Borrower shall fail to pay any principal of, or interest on, the Note when the same shall become due or payable;

                  (b) Any failure or neglect to perform or observe any of the covenants, conditions, provisions or agreements of Borrower contained herein, or in any of the other Credit Documents or of a Guarantor in any of the other Credit Documents;

                  (c) Any warranty, representation or statement contained in this Credit Agreement or any of the other Credit Documents, or which is contained in any certificate or statement furnished or made to Lender pursuant hereto or in connection herewith or with the Loan, shall be or shall prove to have been false when made or furnished;

                  (d) The occurrence of any"event of default" or "default" by Borrower or a Guarantor under any Security Document, any other Credit Document or any agreement, now or hereafter existing, to which Lender or an Affiliate of Lender, and Borrower or a Guarantor are a party, including without limitation the Other Credits;

                  (e) Borrower shall (i) fail to pay any Indebtedness of Borrower (other than the Note) due under any Significant Debt Agreement, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) or within any applicable grace period, (ii) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to such Indebtedness, within any applicable grace period when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate the maturity of such Indebtedness, or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled prepayment), prior to the stated maturity thereof, or (iii) allow the occurrence of any material event of default with respect to such Indebtedness;

                  (f) Any one or more of the Credit Documents shall have been determined to be invalid or unenforceable against Borrower executing the same in accordance with the respective terms thereof, or shall in any way be terminated or become or be declared ineffective or inoperative, so as to deny Lender the substantial benefits contemplated by such Credit Document or Credit Documents;

                  (g) Borrower or any Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy or admit in writing that it is unable to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or (vi) take corporate action for the purpose of effecting any of the foregoing;

                  (h) An involuntary petition or complaint shall be filed against Borrower or any Guarantor seeking bankruptcy or reorganization of Borrower, or the appointment of a receiver, custodian, trustee, intervenor or liquidator of Borrower, or all or substantially all of its assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower, appointing a receiver, custodian, trustee, intervenor or liquidator of Borrower, or all or substantially all of its assets, and such order, judgment or decree shall continue unstayed and in effect for a period of sixty (60) days;

                  (i) Any final judgment(s) (excluding those the enforcement of which is suspended pending appeal) for the payment of money in excess of the sum of $100,000.00 in the aggregate (other than any judgment covered by insurance where coverage has been acknowledged by the insurer) shall be rendered against Borrower, and such judgment or judgments shall not be satisfied, settled, bonded or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;

                  (j) Either (i) proceedings shall have been instituted to terminate, or a notice of termination shall have been filed with respect to, any Plans (other than a Multi-Employer Pension Plan as that term is defined in Section 4001(a)(3) of ERISA) by Borrower, any member of the Controlled Group, PBGC or any representative of any thereof, or any such Plan shall be terminated, in each case under Section 4041 or 4042 of ERISA, and such termination shall give rise to a liability of the Borrower or the Controlled Group to the PBGC or the Plan under ERISA having an effect in excess of $100,000.00 or (ii) a Reportable Event, the occurrence of which would cause the imposition of a lien in excess of $100,000.00 under Section 4062 of ERISA, shall have occurred with respect to any Plan (other than a Multi-Employer Pension Plan as that term is defined in Section 4001(a)(3) of ERISA) and be continuing for a period of sixty (60) days;

                  (k) Any of the following events shall occur with respect to any Multi-Employer Pension Plan (as that term is defined in Section 4001(a)(3) of ERISA) to which Borrower contributes or contributed on behalf of its employees and Lender determines in good faith that the aggregate liability likely to be incurred by Borrower, as a result of any of the events specified in Subsections (i), (ii) and (iii) below, will have an effect in excess of $100,000.00; (i) Borrower incurs a withdrawal liability under Section 4201 of ERISA; (ii) any such plan is "in reorganization" as that term is defined in Section 4241 of ERISA; or (iii) any such Plan is terminated under Section 4041A of ERISA;

                  (l) The occurrence of a Change in Control without the written consent of Lender;

                  (m) The dissolution, liquidation, sale, transfer, lease or other disposal of all or substantially all of the assets or business of Borrower;

                  (n) Any levy or execution upon, or judicial seizure of, any property of Borrower that has a fair market value in excess of $100,000.00 or any Collateral that is not bonded or released within thirty (30) days;

                  (o) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance other than any Permitted Exceptions against, any portion of the Collateral that is not removed or released within thirty (30) days after its creation;

                  (p) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of the Collateral that is not dismissed within fifteen (15) days after its institution;

                  (q) Any failure to comply with a Financial Covenant; or

                  (r) The occurrence of any adverse change in the financial condition of Borrower that Lender, in its reasonable discretion, deems material, or if Lender in good faith shall believe that the prospect of payment or performance of the Loan is impaired.

         9.2 Remedies Upon Event of Default. If an Event of Default shall have occurred and be continuing, then Lender may, at its sole option, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Credit Documents, as Lender in its sole discretion may deem necessary or appropriate, all of which remedies shall be deemed cumulative, and not alternative:

                           (i) cease making Advances or extensions of financial
                  accommodations in any form to or for the benefit of Borrower and declare the principal of, and all interest then accrued on, the Note and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall become immediately due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind all of which Borrower hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding;

                           (ii)     reduce any claim to judgment; and/or

                           (iii) without notice of default or demand, pursue and
                  enforce any of Lender' rights and remedies under the Credit Documents, or otherwise provided under or pursuant to any applicable law or agreement; provided, however, that if any Event of Default specified in Sections 9.1(g) and 9.1(h) shall occur, the principal of, and all interest on, the Note and other liabilities hereunder shall thereupon become due and payable concurrently therewith, without any further action by Lender and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives.

         Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower (any such notice being expressly waived by Borrower), to set off and apply any and all moneys, securities or other property of Borrower and the proceeds therefrom, now or hereafter held or received by or in transit to Lender or its agents, from or for the account of Borrower, whether for safe keeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower, and any and all claims of Borrower against Lender at any time existing. Lender agrees promptly to notify Borrower after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of Lender under this Section 9.2 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which Lender may have.

         9.3 Performance by Lender. Should Borrower fail to perform any covenant, duty or agreement with respect to the payment of taxes, obtaining licenses or permits, or any other requirement contained herein or in any of the Credit Documents within the period provided herein, if any, for correction of such failure, Lender may, at its option, perform or attempt to perform such covenant, duty or agreement on behalf of Borrower. In such event, Borrower shall, at the request of Lender, promptly pay any amount expended by Lender in such performance or attempted performance to Lender at its main office in Phoenix, Arizona, together with interest thereon at the Default Rate, from the date of such expenditure until paid. Notwithstanding the foregoing, it is expressly understood that Lender does not assume any liability or responsibility for the performance of any duties of Borrower hereunder or under any of the Credit Documents or other control over the management and affairs of Borrower.

                                   ARTICLE 10

                                  MISCELLANEOUS

         10.1 Modification. All modifications, consents, amendments or waivers of any provision of any Loan Document, or consent to any departure by Borrower therefrom, shall be effective only if the same shall be in writing and accepted by Lender.

         10.2 Waiver. No failure to exercise, and no delay in exercising, on the part of Lender, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other further exercise thereof or the exercise of any other right. The rights of Lender hereunder and under the Credit Documents shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Credit Agreement, the Note or any Credit Documents, nor consent to departure therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

         10.3 Payment of Expenses. Borrower shall pay all costs and expenses of Lender (including, without limitation, the attorneys' fees of Lender's legal counsel) incurred by Lender in connection with the documentation of the Loan, and the preservation and enforcement of Lender's rights under this Credit Agreement, the Note, and/or the other Credit Documents; provided, however, that notwithstanding the aforesaid, with respect to any legal action between the parties hereto that is pursued to judgment the prevailing party only shall be reimbursed by the other party for all costs and expenses (including, without limitation, reasonable attorneys' fees and costs) incurred in connection with the preservation and enforcement of its rights under this Credit Agreement, the Note and/or other Credit Documents. In addition, Borrower shall pay all costs and expenses of Lender in connection with the negotiation, preparation, execution and delivery of any and all amendments, modifications and supplements of or to this Credit Agreement, the Note or any other Loan Document.

         10.4 Notices. Except for telephonic notices permitted herein, any notices or other communications required or permitted to be given by this Credit Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered or mailed by prepaid certified or registered mail, or (ii) made by telefacsimile delivered or transmitted, to the party to whom such notice or communication is directed, to the address of such party as follows:

         Borrower:                  Schuff Steel Company
                                    Post Office Box 39670
                                    Phoenix, Arizona  85069

         Lender:                    Bank One, Arizona, NA
                                    Post Office Box 71
                                    Phoenix, Arizona  85001
                                    Attention: Commercial Banking AZ1-1178

Any notice to be personally delivered may be delivered to the principal offices (determined as of the date of such delivery) of the party to whom such notice is directed. Any such notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered as aforesaid; or, if mailed, on the third day after it is mailed as aforesaid; or, if transmitted by telefacsimile, on the day that such notice is transmitted as aforesaid. Any party may change its address for purposes of this Credit Agreement by giving notice of such change to the other parties pursuant to this
Section 10.4.

         10.5 Governing Law. This Credit Agreement has been prepared, is being executed and delivered, and is intended to be performed in the State of Arizona. The substantive laws of the State of Arizona and the applicable federal laws of the United States of America shall govern the validity, construction, enforcement and interpretation of this Credit Agreement and all of the other Credit Documents, without regard to Arizona conflicts of law rules.

         10.6 Invalid Provisions. If any provision of any Loan Document is held to be illegal, invalid or unenforceable under present or future laws during the term of this Credit Agreement, such provision shall be fully severable; such Loan Document shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of such Loan Document; and the remaining provisions of such Loan Document shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from such Loan Document. Furthermore, in lieu of each such illegal, invalid or unenforceable provision there shall be added as part of such Loan Document a provision mutually agreeable to Borrower and Lender as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

         10.7 Binding Effect. The Credit Documents shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors, assigns and legal representatives; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations thereunder.

         10.8 Entirety. The Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof.

         10.9 Time. Time is of the essence hereof.

         10.10 Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Credit Agreement.

         10.11 Survival. All representations and warranties made by Borrower herein shall survive delivery of the Note and the making of the Loan.

         10.12 No Third Party Beneficiary. The parties do not intend the benefits of this Credit Agreement to inure to any third party, nor shall this Credit Agreement be construed to make or render Lender liable to any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, or for debts or claims accruing to any such persons against

Borrower. Notwithstanding anything contained herein or in the Note, or in any other Loan Document, or any conduct or course of conduct by any or all of the parties hereto, before or after signing this Credit Agreement or any of the other Credit Documents, neither this Credit Agreement nor any other Loan Document shall be construed as creating any right, claim or cause of action against Lender, or any of its officers, directors, agents or employees, in favor of any materialman, supplier, contractor, subcontractor, purchaser or lessee of any property owned by Borrower, nor to any other person or entity other than Borrower.

         10.13 Indemnity. Borrower agrees to and shall indemnify, hold harmless and defend Lender from any liability, claims or losses resulting from the disbursement of the proceeds of the Loan. This provision shall survive repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability, claims or losses exists.

         10.14 Schedules and Exhibits Incorporated. All schedules and exhibits attached hereto, if any, are hereby incorporated into this Credit Agreement by each reference thereto as if fully set forth at each such reference.

         10.15 Counterparts. This Credit Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Credit Agreement as of the day and year first above written.

                                   SCHUFF STEEL COMPANY, a Delaware
                                   corporation



                                   By
                                            Its


                                   BANK ONE, ARIZONA, NA, a national banking association



                                   By
                                            Its

                                 CONSENT OF B&K


         The undersigned hereby consents to those financial accommodations extended by Bank One, Arizona, NA ("Lender") to Schuff Steel Company, a Delaware corporation ("Borrower"), pursuant to that Credit Agreement dated as of December 10, 1997 between the Borrower and Lender and agrees that its guaranty delivered to Lender with respect to all the indebtedness of Borrower to Lender continues in full force and effect.

                                   B&K STEEL FABRICATIONS, INC., an Arizona corporation



                                   By:
                                   Name:
                                   Its:

                                                 TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
RECITALS..........................................................................................................1

ARTICLE 1             DEFINITION OF TERMS.........................................................................2
         1.1          Definitions.................................................................................2
         1.2          Terms Generally.............................................................................9

ARTICLE 2             THE LINE OF CREDIT LOAN....................................................................10
         2.1          Line of Credit Commitment..................................................................10
         2.2          Line of Credit.............................................................................10
         2.3          Line of Credit Note........................................................................10
         2.4          Line of Credit Payments and Line of Credit Advances........................................10
         2.5          Uses of Line of Credit Advances............................................................13
         2.6          Principal Prepayments......................................................................15
         2.7          Method of Payment..........................................................................16
         2.8          Conditions.................................................................................17
         2.9          Other Line of Credit Advances by Lender....................................................17
         2.10         Assignment.................................................................................17

ARTICLE 3             NON-USE FEE................................................................................18
         3.1          Non-Use Fee................................................................................18

ARTICLE 4             SECURITY...................................................................................19
         4.1          Security...................................................................................19
         4.2          Guaranties.................................................................................19
         4.3          Security Documents.........................................................................19

ARTICLE 5             CONDITIONS PRECEDENT.......................................................................21
         5.1          Initial or any Subsequent Advance..........................................................21
         5.2          No Event of Default........................................................................22
         5.3          No Material Adverse Change.................................................................22
         5.4          Representations and Warranties.............................................................22

ARTICLE 6             REPRESENTATIONS AND WARRANTIES.............................................................23
         6.1          Organization and Good Standing.............................................................23
         6.2          Authorization and Power....................................................................23
         6.3          No Conflicts or Consents...................................................................23
         6.4          Enforceable Obligations....................................................................23
         6.5          Financial Condition........................................................................23
         6.6          Full Disclosure............................................................................24
         6.7          No Default.................................................................................24
         6.8          Significant Debt Agreements................................................................24
         6.9          No Litigation..............................................................................24


                                                        -i-

         6.10         Taxes......................................................................................24
         6.11         ERISA......................................................................................24
         6.12         Compliance with Law........................................................................24
         6.13         Survival of Representations, Etc...........................................................25
         6.14         Recitals...................................................................................25
         6.15         No Stock Purchase..........................................................................25
         6.16         Solvent....................................................................................25
         6.17         Advances...................................................................................25
         6.18         Title to Collateral........................................................................25
         6.19         Security Documents.........................................................................25
         6.20         Environmental Matters......................................................................25
         6.21         Investment Company Act.....................................................................25

ARTICLE 7             AFFIRMATIVE COVENANTS......................................................................26
         7.1          Financial Statements, Reports and Documents................................................26
         7.2          Payment of Taxes and Other Indebtedness....................................................27
         7.3          Maintenance of Existence and Rights; Conduct of Business...................................27
         7.4          Notice of Default..........................................................................27
         7.5          Other Notices..............................................................................27
         7.6          Compliance with Credit Documents...........................................................27
         7.7          Compliance with Significant Debt Agreements................................................27
         7.8          Operations and Properties..................................................................27
         7.9          Books and Records; Access..................................................................28
         7.10         Compliance with Law........................................................................28
         7.11         Authorizations and Approvals...............................................................28
         7.12         ERISA Compliance...........................................................................28
         7.13         Further Assurances.........................................................................28
         7.14         News Releases..............................................................................28
         7.15         Insurance..................................................................................28
         7.16         Change in Control..........................................................................29

ARTICLE 8             NEGATIVE COVENANTS.........................................................................30
         8.1          Amendments to Organizational Documents.....................................................30
         8.2          Margin Stock...............................................................................30
         8.3          Fiscal Year................................................................................30
         8.4          Liens......................................................................................30
         8.5          Merger, Sale of Assets.....................................................................30
         8.6          Insider Loan or Dividends..................................................................30
         8.7          Transfer Collateral........................................................................30
         8.8          Financial Covenants........................................................................30

ARTICLE 9             EVENTS OF DEFAULT..........................................................................32
         9.1          Events of Default..........................................................................32
         9.2          Remedies Upon Event of Default.............................................................34
         9.3          Performance by Lender......................................................................35


                                                        -ii-

ARTICLE 10            MISCELLANEOUS..............................................................................37
         10.1         Modification...............................................................................37
         10.2         Waiver.....................................................................................37
         10.3         Payment of Expenses........................................................................37
         10.4         Notices....................................................................................37
         10.5         Governing Law..............................................................................38
         10.6         Invalid Provisions.........................................................................38
         10.7         Binding Effect.............................................................................38
         10.8         Entirety...................................................................................38
         10.9         Time.......................................................................................38
         10.10        Headings...................................................................................39
         10.11        Survival...................................................................................39
         10.12        No Third Party Beneficiary.................................................................39
         10.13        Indemnity..................................................................................39
         10.14        Schedules and Exhibits Incorporated........................................................39
         10.15        Counterparts...............................................................................40

Exhibit "A" - Form of Pledge Agreement
Exhibit "B" - Form of Guaranty
Exhibit "C" - Form of Security Agreement
Exhibit "D" - Form of Deed of Trust
Exhibit "E" - Form of Environmental Indemnity Agreement

                                   EXHIBIT "A"

                            FORM OF PLEDGE AGREEMENT

                                   EXHIBIT "B"

                                FORM OF GUARANTY

                                   EXHIBIT "C"

                           FORM OF SECURITY AGREEMENT

                                   EXHIBIT "D"

                              FORM OF DEED OF TRUST

                                   EXHIBIT "E"

                    FORM OF ENVIRONMENTAL INDEMNITY AGREEMENT

                                   EXHIBIT "A"

                 PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT


         THIS PLEDGE AND IRREVOCABLE PROXY SECURITY AGREEMENT is made and entered into as of the _____ day of _____________, 19___, by SCHUFF STEEL COMPANY, a Delaware corporation (hereinafter called "Pledgor"), whose chief executive office is located at Post Office Box 39670, Phoenix, Arizona 85069, in favor of BANK ONE, ARIZONA, NA, a national banking association, and its successors and assigns (hereinafter called "Secured Party"), whose address is Post Office Box 71, Phoenix, Arizona 85001, Attention: Commercial Banking Dept. AZ1-1178.

1.       RECITALS

         1.1 Secured Party has agreed to make certain financial accommodations to Pledgor (hereinafter when referred to in this capacity called "Borrower").

         1.2 Secured Party's agreement to make financial accommodations to Pledgor is conditioned upon Secured Party's receiving a pledge and security interest in all stock and securities issued by the Company (as defined on Schedule A attached hereto) now owned or hereafter acquired by Pledgor.

         1.3 Pledgor is the owner of _______________ shares of the stock of the Company that are described on Schedule A and Pledgor desires to pledge them to Secured Party in connection with Secured Party's financial accommodations to Pledgor.

2.       PLEDGE OF STOCK

         2.1 Pledgor hereby assigns, transfers, pledges and delivers to Secured Party and grants Secured Party a security interest in all issued and outstanding stock in the Company now owned or hereafter acquired by Pledgor, including without limitation the stock described on Schedule "A" attached hereto and by this reference made a part hereof, together with all earnings thereon, all additions thereto, all proceeds thereof from sale or otherwise, all substitutions therefor, and all securities issued with respect thereto as a result of any stock dividend, stock split, warrants or other rights, reclassification, readjustment or other change in the capital structure of the Company, and the securities of any corporation or other properties received upon the conversion or exchange thereof pursuant to any merger, consolidation, reorganization, sale of assets or other agreement or received upon any liquidation of the Company or such other corporation (all hereinafter called the "Pledged Securities").

         2.2 Upon the execution of this Agreement, Pledgor shall deliver to Secured Party certificates for the Pledged Securities, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank substantially in the form attached hereto as Exhibit 1. Immediately upon receipt, Pledgor shall deliver to Secured Party all certificates and other evidences of the Pledged Securities that come into the possession, custody or control of Pledgor, together with appropriate stock transfer powers therefor duly executed by Pledgor in blank, and any other property constituting part of the Pledged Securities, free and clear of any prior lien, claim, charge or encumbrance.

         2.3 Secured Party may receive, hold and/or dispose of the Pledged Securities subject and pursuant to all the terms, conditions and provisions hereof and of the Loan Agreement (defined below) until the Obligation (defined below) has been discharged in full. Secured Party is hereby authorized and empowered to take any and all action with respect to such property as authorized hereunder. In its discretion and without notice to Pledgor, Secured Party may take any one or more of the following actions, without liability except to account for property actually received by it:

                  (a) transfer to or register in its name or the name of its nominee any of the Pledged Securities, with or without indication of the security interest herein created, and whether or not so transferred or registered, receive the income, dividends and other distributions thereon and hold them or apply them to the Obligation in any order of priority;

                  (b) exercise or cause to be exercised all voting and corporate powers with respect to any of the Pledged Securities so registered or transferred, including all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to such Pledged Securities, as if the absolute owner thereof;

                  (c) insure any of the Pledged Securities;

                  (d) exchange any of the Pledged Securities for other property upon a reorganization, recapitalization or other readjustment and, in connection therewith, deposit any of the Pledged Securities with any committee or depositary upon such terms as the Secured Party may determine;

                  (e) in its name, or in the name of Pledgor, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or in exchange for, any of the Pledged Securities and, in connection therewith, endorse notes, checks, drafts, money orders, documents of title or other evidences of payment, shipment or storage in the name of Pledgor; and

                  (f) make any compromise or settlement deemed advisable with respect to any of the Pledged Securities.

Secured Party shall be under no duty to exercise, or to withhold the exercise of, any of the rights, powers, privileges and options expressly or implicitly granted to Secured Party in this Agreement, and shall not be responsible for any failure to do so or delay in so doing.

3.       OBLIGATION SECURED

         This Agreement shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $10,000,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated December 10, 1997, made by Pledgor, payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Line Note");

                  (b) Payment of the sum of $10,000,000.00 according to the terms of that Promissory Note dated June 30, 1995, made by Pledgor, payable to the order of Secured Party, evidencing a revolving line of credit, all or any part of which may be advanced to Pledgor, repaid by Pledgor and readvanced to Pledgor, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called with the Line Note the "Note");

                  (c) Payment, performance and observance by Pledgor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Pledged Securities or any part thereof;

                  (d) Payment, performance and observance by Pledgor of each covenant, condition, provision and agreement contained in that Credit Agreement dated December 10, 1997, by and between Pledgor and Secured Party (hereinafter called the "Loan Agreement") and in any other document or instrument related to the indebtedness hereby secured and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder; and

                  (e) Payment and performance of any and all other indebtedness, obligations and liabilities of Pledgor to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "Obligation."

4.       REPRESENTATIONS AND WARRANTIES OF PLEDGOR

         Pledgor hereby represents and warrants that:

         4.1 The address of Pledgor set forth at the beginning of this Agreement is the chief executive office of Pledgor.

         4.2 The Pledged Securities are and shall be duly and validly issued and pledged in accordance with applicable law, and this Agreement shall not contravene any law, agreement or commitment binding Pledgor or the Company, and Pledgor shall defend the right, title, lien and security interest of Secured Party in and to the Pledged Securities against the claims and demands of all persons and other entities whatsoever.

         4.3 Pledgor has the right, power and authority to convey good and marketable title to the Pledged Securities; and the Pledged Securities and the proceeds thereof are and shall be free and clear of all claims, mortgages, pledges, liens, encumbrances and security interest of every nature whatsoever other than as imposed hereby or as set forth, if at all, on Schedule "A" attached hereto.

5.       IRREVOCABLE PROXY

         5.1 Pledgor irrevocably constitutes and appoints Secured Party, whether or not the Pledged Securities have been transferred into the name of Secured Party or its nominee, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same, in the sole discretion of Secured Party:

                  (a) To call a meeting of the stockholders of the Company and to vote the Pledged Securities, to seek the consent of such stockholders, to remove the directors of the Company, or any of them, and to elect new directors of the Company, who thereafter shall manage the affairs of the Company, operate its properties and carry on its business, and otherwise take any action with respect to the business, properties and affairs of the Company that such new directors shall deem necessary or appropriate, including, but not limited to, the maintenance, repair, renewal or alteration of any or all of the properties of the Company, the leasing, subleasing, sale or other disposition of any or all of such properties, the borrowing of money on the credit of the Company (whether from Secured Party or others) that in the judgment of such new directors shall be necessary to preserve any of such properties or to discharge the obligations of the Company, and the employment of any or all agents, attorneys, counsel, or other employees as deemed by such new directors to be necessary for the proper operation or conduct of the business, properties and affairs of the Company;

                  (b) To consent to any and all actions by or with respect to the Company for which consent of the stockholders of the Company is or may be necessary or appropriate; and

                  (c) Without limitation, to do all things that Pledgor can do or could do as stockholder of the Company, giving Secured Party full power of substitution and revocation;

provided, however, that (i) the foregoing irrevocable proxy shall not be exercisable by Secured Party, and Pledgor alone shall have the foregoing powers, so long as there is no Event of Default hereunder, and (ii) this irrevocable proxy shall terminate at such time as this Agreement is no longer in full force and effect. The foregoing proxy is coupled with an interest sufficient in law to support an irrevocable power and shall be irrevocable and shall survive the death or incapacity of Pledgor. Pledgor hereby revokes any proxy or proxies heretofore given to any person or persons and agrees not to give any other proxies in derogation hereof until such time as this Agreement is no longer in full force and effect.

6.       COVENANTS OF PLEDGOR

         6.1 Pledgor shall not sell, transfer, assign or otherwise dispose of any of the Pledged Securities or any interest therein without obtaining the prior written consent of Secured Party and shall keep the Pledged Securities free of all security interests or other encumbrances except the lien and security interests granted herein.

         6.2 Pledgor shall pay when due all taxes, assessments, expenses and other charges which may be levied or assessed against the Pledged Securities.

         6.3 Pledgor shall give Secured Party immediate written notice of any change in Pledgor's name as set forth above and of any change in the location of Pledgor's chief executive office (or residence if Pledgor is an individual without an office).

         6.4 Pledgor, at its cost and expense, shall protect and defend the Pledged Securities, this Agreement and all of the rights of Secured Party hereunder against all claims and demands of other parties. Pledgor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Pledged Securities. Pledgor shall promptly notify Secured Party of any levy, distraint or other seizure, by legal process or otherwise, of all or any part of the Pledged Securities and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         6.5 If Pledgor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Pledged Securities free from other security interests, encumbrances or claims, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same or to so perform.

         6.6 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof, all amounts paid, suffered or incurred by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured hereby, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Pledgor to Secured Party immediately without demand.

         6.7 Secured Party shall use such reasonable care in handling, preserving and protecting the Pledged Securities in its possession as it uses in handling similar property for its own account.

Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Pledged Securities unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance. Secured Party shall not be required to take any steps necessary to preserve any rights in the Pledged Securities against prior parties or to protect, perfect, preserve or maintain any security interest given to secure the Pledged Securities.

         6.8 Immediately upon demand by Secured Party, Pledgor shall execute and deliver to Secured Party such other and additional applications, acceptances, stock powers, authorizations, irrevocable proxies, dividend and other orders, chattel paper, instruments or other evidences of payment and such other documents as Secured Party may reasonably request to secure to Secured Party the rights, powers and authorities intended to be conferred upon Secured Party by this Agreement. All assignments and endorsements by Pledgor shall be in such form and substance as may be satisfactory to Secured Party.

7.       EVENTS OF DEFAULT; REMEDIES

         7.1 "Event of Default" hereunder shall mean any "Event of Default" as defined in the Loan Agreement.

         7.2 Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

                  (a) Declare all or any part of the Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law;

                  (b) Transfer the Pledged Securities or any part thereof into its own name or that of its nominee so that Secured Party or its nominee may appear of record as the sole owner thereof;

                  (c) Vote any or all of the Pledged Securities and give all consents, waivers and ratifications in respect thereof and otherwise acting with respect thereto as though it were the absolute owner thereof;

                  (d) Exercise any and all rights of conversion, exchange, subscription, or any other rights, privileges or options pertaining to any of the Pledged Securities including, but not limited to, the right to exchange, at its discretion, any or all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other readjustment of the Company or upon the exercise by Pledgor or Secured Party of any right, privilege or option pertaining to any of the shares of the Pledged Securities, and in connection therewith to deposit and deliver such shares of Pledged Securities with any committee, depository, transfer agent, registrar or any other agency upon such terms as Secured Party may determine without liability except to account for the property actually received by it;

                  (e) Receive and retain any dividend or other distribution on account of the Pledged Securities; and

                  (f) Sell any or all of the Pledged Securities in accordance with the provisions hereof;

but Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing. Pledgor waives all rights to be advised or to receive any notices, statements or communications received by Secured Party or its nominee as the record owner of all or any of the Pledged Securities. Any cash received and retained by Secured Party as additional collateral hereunder may be applied to payment in the manner provided in Subparagraph 7.3(c) below.

         7.3 In connection with Secured Party's right to sell any or all of the Pledged Securities, upon the occurrence of any Event of Default and at any time while such Event of Default is continuing:

                  (a) (i) Secured Party shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any part of the Pledged Securities in one or more units, at the same or different times, and all right, title and interest, claim and demand therein, and right of redemption thereof, at private sale, or at public sale to the highest bidder for cash, upon credit or for future delivery, Pledgor hereby waiving and releasing to the fullest extent permitted by law any and all equity or right of redemption. If any of the Pledged Securities are sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to purchase or pay for same, and, in the event of any such failure, Secured Party may resell such Pledged Securities. In no event shall Pledgor be credited with any part of the proceeds of the sale of any Pledged Securities until cash payment thereof has actually been received by Secured Party.

                           (ii) No demand, advertisement or notice, all of which
                  are hereby expressly waived, shall be required in connection with any sale or other disposition of all or any part of the Pledged Securities that threatens to decline speedily in value or that is of a type customarily sold on a recognized market; otherwise Secured Party shall give Pledgor at least five (5) days' prior notice of the time and place of any public sale or of the time after which any private sale or other dispositions are to be made, which Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. Upon any sale, whether under this Agreement or by virtue of judicial proceedings, Secured Party may bid for and purchase any or all of the Pledged Securities and, upon compliance with the terms of the sale, may hold, retain, possess and dispose of such items in its own absolute right without further accountability, and as purchaser at such sale, in paying the purchase price, may turn in any note or notes held by Secured Party in lieu of cash up to the amount that would, upon distribution of the net proceeds of such sale in accordance with Subparagraph 7.3(c) hereof, be payable to Secured Party. In case the amount so payable thereon shall be less than the amount due thereon, the note or notes turned in (in lieu of cash) shall be returned to the holder thereof after being properly stamped to show the partial payment effected by such purchase.

                  (b) Pledgor recognizes that Secured Party may be unable to effect a sale to the public of all or a part of the Pledged Securities by reason of prohibitions contained in applicable securities laws, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that sales so made may be at prices and other terms less favorable to the seller than if such Pledged Securities were sold to the public, and that Secured Party has no obligation to delay sale of any such Pledged Securities for the period of time necessary to permit the issuer of such Pledged Securities to register the same for sale to the public under applicable securities laws. Pledgor agrees that negotiated sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

                  (c) In all sales of Pledged Securities, public or private, Secured Party shall apply the proceeds of sale as follows:

                           (i) First, to the payment of all costs and expenses
                  incurred hereunder or for the sale, transfer, or delivery, including broker's and attorneys' fees;

                           (ii) Next to the payment of the Obligation; and

                           (iii) The balance, if any, to Pledgor or to the
                  person or persons entitled thereto upon proper demand.

         7.4 Secured Party shall have the right, for and in the name, place and stead of Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities and any instruments, documents and statements that Pledgor is obligated to furnish or execute hereunder. Pledgor shall execute and deliver such additional documents as may be necessary to enable Secured Party to implement such right.

         7.5 Pledgor shall pay all costs and expenses, including without limitation court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         7.6 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

8.       MISCELLANEOUS PROVISIONS

         8.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the right and interest granted herein; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         8.2 Without notice or demand, without the necessity for any additional endorsements, without affecting the obligations of Pledgor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the rights and interests granted herein, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Pledged Securities from this Agreement.

         8.3 Pledgor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any statute of limitations affecting the enforcement hereof;
(iii) the benefits of any legal or equitable doctrine or principle of marshalling; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         8.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the internal laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         8.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Pledgor and a duly authorized officer of Secured Party.

         8.6 This is a continuing agreement, which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

         8.7 No setoff or claim that Pledgor now has or may in the future have against Secured Party shall relieve Pledgor from paying or performing its obligations hereunder.

         8.8 Time is of the essence hereof. If more than one Pledgor or more than one Borrower is named herein, the word Pledgor and the word "Borrower," respectively, shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of the note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         8.9 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

         8.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

Witnessed by:                               SCHUFF STEEL COMPANY, a Delaware
(Other than notary)                                  corporation



                                       By
                                       Name
                                       Its

                                                                         PLEDGOR

STATE OF ___________       )
                           ) ss.
County of ____________     )

         The foregoing instrument was acknowledged before me this _____ day of _______________________, _____, by
_______________________________________________, the ___________________________
of SCHUFF STEEL COMPANY, a Delaware corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                     ---------------------------
                                                     Notary Public

My commission expires:

----------------------

                                  SCHEDULE "A"


         All issued and outstanding shares of stock in _______________________________ _________________________________, a(n)
_________________ corporation ("Company"), now or hereafter owned by Pledgor, which as of the date hereof consists of _________ shares of __________ stock.

                                   EXHIBIT "1"

                      ASSIGNMENT SEPARATE FROM CERTIFICATE


         FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer to __________________________________________, ____________ (_____)
shares of common stock of ___________________________________________________,
an ___________________ corporation (the "Corporation"), represented by certificate number __ in the name of the undersigned on the books of the Corporation.

         The undersigned does hereby irrevocably constitute and appoint any officer of the Corporation as attorney to transfer said stock on the books of the Corporation with full power of substitution in the premises.

         Dated as of _____________________.

Witnessed by:                           SCHUFF STEEL COMPANY, a Delaware
(Other than notary)                                  corporation



                                        By
                                        Name
                                        Its

STATE OF ___________       )
                           ) ss.
County of ____________     )

         The foregoing instrument was acknowledged before me this _____ day of _______________________, _____, by
_______________________________________________, the ___________________________
of SCHUFF STEEL COMPANY, a Delaware corporation, on behalf of that corporation.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                                     ---------------------------
                                                     Notary Public

My commission expires:

----------------------

                                   EXHIBIT "B"

                              CONTINUING GUARANTEE


TO:      BANK ONE, ARIZONA, NA, a national banking association

         1. For valuable consideration, the undersigned (hereinafter called "Guarantor"), whose address is set forth after Guarantor's signature below, jointly and severally, and unconditionally, guarantees and promises to pay to BANK ONE, ARIZONA, NA, a national banking association (hereinafter called "Lender"), or order, on demand, in lawful money of the United States, any and all indebtedness of SCHUFF STEEL COMPANY, a Delaware corporation (hereinafter called "Borrower") to Lender. If more than one Borrower is named herein, or if this Guarantee is executed by more than one Guarantor, the word "Borrower" and the word "Guarantor" respectively shall mean all and any one or more of them, severally and collectively. The word "indebtedness" is used in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, with or without notice to Guarantor, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower is liable individually or jointly with others, or whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become otherwise unenforceable, exclusive, however, of any indebtedness of Borrower to Lender presently covered by existing guaranties executed by Guarantor, but without derogation to such existing guaranties, if any, which are hereby ratified and reaffirmed.

         2. Guarantor agrees that to the extent Borrower or Guarantor makes any payment to Lender in connection with the Indebtedness, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Lender, the Indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

         3. This is a continuing guarantee that shall remain in full force and effect and includes all indebtedness arising under future transactions or under successive transactions which either continue then existing indebtedness or from time to time renew it after it has been satisfied, but shall not apply to any indebtedness created after actual receipt by Lender of written notice of the revocation of this Guarantee as to future transactions. Any such revocation of this Guarantee at any time by any Guarantor as to future transactions shall not affect the liability of any other guarantor for indebtedness of Borrower and shall not affect the liability of that Guarantor or any other guarantor for indebtedness incurred or credit committed by Lender to Borrower prior to the effective time of that revocation; this Guarantee shall remain in full force and effect as to all such indebtedness. The death of any Guarantor shall not operate as a revocation of liability hereunder of the estate of that Guarantor for indebtedness created or incurred or credit committed by Lender to

Borrower subsequent to such death until actual receipt by Lender of written notice of the death of that Guarantor. Guarantor waives notice of revocation given by any other guarantor.

         4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower's financial condition or business affairs.

         5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold security for the payment of this Guarantee or the indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (d) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and (e) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.

         6. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender;
(e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq.;
(f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the indebtedness; and (g) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the indebtedness, after any foreclosure or trustee's sale of any security for the indebtedness, including without limitation the benefits, if any, to Guarantor of A.R.S. Section 33-814. Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

         7. All existing and future indebtedness of Borrower to Guarantor is hereby subordinated to the indebtedness of Borrower to Lender and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

         8. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

         9. If Guarantor is a corporation, a limited liability company or a partnership, Guarantor represents and warrants that: (a) it has the necessary power under law and its governing documents to make the agreements on its part herein contained; (b) the execution of this Guarantee has been authorized by all necessary and proper actions; (c) the execution and delivery of this Guarantee, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Guarantee do not conflict with or result in a breach of any of the terms, conditions or provisions of any agreement or instrument to which it is a party or by which it is bound; and (d) Guarantor agrees that during the term of this Guarantee it will maintain its separate existence, and will not dissolve, terminate, merge or consolidate.

         10. Guarantor agrees to pay all attorneys' fees and all other costs and expenses which may be incurred by Lender in enforcing this Guarantee.

         11. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the indebtedness is actually received by Lender, notwithstanding any release or termination of Borrower's liability by express or implied agreement with Lender or by operation of law and notwithstanding that the indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds and to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the indebtedness.

         12. This Guarantee sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder and no release of Guarantor from any obligation hereunder shall be effective unless in a writing executed by an authorized officer of Lender.

         13. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.

         14. Notwithstanding anything else herein to the contrary, if the Guarantor's obligations hereunder are subject to avoidance by a trustee or debtor-in-possession in any bankruptcy proceedings under the United States Bankruptcy Code or any comparable provisions or subject to avoidance by any creditor under applicable state fraudulent transfer acts then, in such event, the Guarantor's obligations hereunder shall be reduced to the maximum amount which would not be subject to such avoidance.

         15. Guarantor acknowledges that the execution of this Guarantee shall not entitle Guarantors to rely on the Lender to preserve or maintain any collateral or other security that Lender may not have or hereafter acquire in connection with the Indebtedness. Guarantor hereby releases Lender from any obligation to inspect, preserve or maintain any collateral or other security that Lender may now have or hereafter acquire in connection with the Indebtedness, and any obligation to monitor, control or see to the use of any monies advanced to the Borrower. Guarantor further waives any and all rights to receive reports or other information Bank may have relating to Borrower.

         16. Guarantor agrees that during the term of this Guarantee it will not transfer or dispose of any material part of its assets except in the ordinary course of business for a full and fair consideration. Guarantor agrees that during the term of this Guarantee it will furnish annually, within 90 days after the close of each year or fiscal year, as the case may be, a financial statement consisting of a balance sheet and such other financial information as Lender may reasonably request.

         17. If any part of parts of this Guarantee shall at any time be held to be invalid or unenforceable by binding arbitration or by a court of competent jurisdiction, the remaining part or parts of the Guarantee shall be and remain in full force and effect.

         18. Guarantor acknowledges the Lender would not have allowed the indebtedness to exist except for the consideration received from Guarantor's promise to pay pursuant to this Guarantee.

         19. This Guarantee shall be governed by and construed according to the laws of the State of Arizona.

         IN WITNESS WHEREOF these presents are executed as of the _____ day of ________________, 19___.

WITNESS:                       GUARANTOR:



                               Address:

                                   EXHIBIT "C"

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT is made and entered into as of the _____ day of _________________, 19___, by __________________________________________________
_____________________________________ (hereinafter called "Debtor"), whose chief executive office is located at
______________________________________________________________
___________________________________________________________________, in favor of
BANK ONE, ARIZONA, NA, a national banking association, and its successors and assigns (hereinafter called "Secured Party"), whose address is Post Office Box 71, Phoenix, Arizona 85001, Attention: Commercial Banking Dept. AZ1-1178.

1.       SECURITY INTEREST

         Debtor hereby grants to Secured Party a security interest (hereinafter called the "Security Interest") in all of Debtor's right, title and interest in and to the following described personal property described on Schedule "A" attached hereto (the "Collateral"):

2.       OBLIGATION SECURED

         The Security Interest shall secure, in such order of priority as Secured Party may elect:

                  (a) Payment of the sum of $10,000,000.00 with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated December 10, 1997, made by SCHUFF STEEL COMPANY, a Delaware corporation ("Borrower"), payable to the order of Secured Party, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Line Note");

                  (b) Payment of the sum of $10,000,000.00 according to the terms of that Promissory Note dated June 30, 1995, made by Borrower, payable to the order of Secured Party, evidencing a revolving line of credit, all or any part of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called with the Line Note, the "Note");

                  (c) Payment, performance and observance by Debtor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof;

                  (d) Payment, performance and observance by Borrower of each covenant, condition, provision and agreement contained in that Credit Agreement dated December 10, 1997, by and between Borrower and Secured Party (hereinafter called the "Loan Agreement") and in any other document or instrument related to the indebtedness described in subparagraph (a) above and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder;

                  (e) Payment and performance of any and all other indebtedness, obligations and liabilities of Debtor and/or Borrower to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

All of the indebtedness and obligations secured by this Agreement are hereinafter collectively called the "Obligation."

3.       USE; LOCATION; CONSTRUCTION

         3.1 The Collateral is or will be used or produced primarily for business purposes:

         3.2 The Collateral will be kept at Debtor's address set forth at the beginning of this Agreement and/or at the following location(s):
__________________________________________.

         3.3 Debtor's records concerning the Collateral will be kept at Debtor's address set forth at the beginning of this Agreement and/or at the following location(s): ____________.

         3.4 If any portion of the Collateral is or will be a fixture, it will be affixed to real property having the following legal description:
______________________________________________________________________; and a
financing statement relating hereto is to be filed (recorded) in the office where a mortgage of that real property would be recorded.

4.       REPRESENTATIONS AND WARRANTIES OF DEBTOR

         Debtor hereby represents and warrants that:

         4.1 If Debtor is a corporation, limited liability company, partnership or trust, it (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of the state in which the

Collateral is located and in each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its businesses as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Agreement and to enter into any transactions evidenced by any portion of the Collateral. The execution, delivery and performance by Debtor of this Agreement and all other documents and instruments relating to the Obligation will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which Debtor is a party or is obligated. Debtor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         4.2 Debtor is the owner of the Collateral free of all security interests or other encumbrances except the Security Interest and no financing statement covering the Collateral is filed or recorded in any public office.

         4.3 The Collateral is, and is intended to be, used, produced or acquired by Debtor for use primarily for the purpose marked in Section 3 above. The address of Debtor set forth at the beginning of this Agreement is the chief executive office of Debtor or Debtor's residence if Debtor is an individual without an office. If a portion of the Collateral is or will become a fixture, it will be affixed to the real property as described above.

         4.4 Each account, chattel paper or general intangible included in the Collateral is genuine and enforceable in accordance with its terms against the party named therein who is obligated to pay the same (hereinafter called "Obligor"), and the security interests that are part of each item of chattel paper included in the Collateral are valid, first and prior perfected security interests. Each Obligor is solvent, and the amount that Debtor has represented to Secured Party as owing by each Obligor is the amount actually and unconditionally owing by that Obligor, without deduction except for normal cash discounts where applicable; no Obligor has any defense, setoff, claim or counterclaim against Debtor that can be asserted against Secured Party whether in any proceeding to enforce the Security Interest or otherwise. Each document, instrument and chattel paper included in the Collateral is complete and regular on its face and free from evidence of forgery or alteration. No default has occurred in connection with any instrument, document or chattel paper included in the Collateral, no payment in connection therewith is overdue and no presentment, dishonor or protest has occurred in connection therewith.

5.       COVENANTS OF DEBTOR

         5.1 Debtor shall not sell, transfer, assign or otherwise dispose of any Collateral or any interest therein (except as permitted herein) without obtaining the prior written consent of Secured Party and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral.

         5.2 Debtor shall keep and maintain the Collateral in good condition and repair and shall not use the Collateral in violation of any provision of this Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

         5.3 Debtor shall provide and maintain insurance insuring the Collateral against risks, with coverage and in form and amount satisfactory to Secured Party. At Secured Party's request, Debtor shall deliver to Secured Party the original policies of insurance containing endorsements naming Secured Party as a loss payee.

         5.4 Debtor shall pay when due all taxes, assessments and other charges which may be levied or assessed against the Collateral.

         5.5 Debtor shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture and shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

         5.6 If the Collateral includes motor vehicles, Debtor shall not remove or permit such motor vehicles to be removed from the State of Arizona without the prior written consent of Secured Party, shall keep all titled vehicles properly registered with and licensed by the State of Arizona, shall provide Secured Party with the license numbers of all titled vehicles, shall cause the Security Interest to be shown as a valid first lien on the Certificate of Title for all titled vehicles and shall deliver lien filing receipts to Secured Party as evidence thereof.

         5.7 Debtor, upon demand, shall promptly deliver to Secured Party all instruments, documents and chattel paper included in the Collateral and all invoices, shipping or delivery records, purchase orders, contracts or other items related to the Collateral. Debtor shall notify Secured Party immediately of any default by any Obligor in the payment or performance of its obligations with respect to any Collateral. Debtor, without Secured Party's prior written consent, shall not make or agree to make any alteration, modification or cancellation of, or substitution for, or credit, adjustment or allowance on, any Collateral.

         5.8 Debtor shall give Secured Party immediate written notice of any change in the location of: (i) Debtor's chief executive office (or residence if Debtor is an individual without an office); (ii) the Collateral or any part thereof; or (iii) Debtor's records concerning the Collateral.

         5.9 Secured Party or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located. Debtor shall keep records concerning the Collateral in accordance with generally accepted accounting principles and, unless waived in writing by Secured Party, shall mark its records and the Collateral to indicate the Security Interest. Secured Party shall have free and complete access to Debtor's records and shall have the right to make extracts therefrom or copies thereof. Upon request of Secured Party from time to time, Debtor shall submit up-to-date schedules of the items comprising the Collateral in such detail as Secured Party may require and shall deliver to Secured Party confirming specific assignments of all accounts, instruments, documents and chattel paper included in the Collateral.

         5.10 Debtor, at its cost and expense, shall protect and defend this Agreement, all of the rights of Secured Party hereunder, and the Collateral against all claims and demands of other parties, including without limitation defenses, setoffs, claims and counterclaims asserted by any Obligor against Debtor and/or Secured Party. Debtor shall pay all claims and charges that in the opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest.

Debtor shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Agreement.

         5.11 The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral. Debtor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         5.12 If Debtor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims, to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; Secured Party is hereby authorized to enter upon any property in the possession or control of Debtor for such purposes.

         5.13 All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtor to Secured Party immediately without demand.

6. NOTIFICATION AND PAYMENTS; COLLECTION OF COLLATERAL; USE OF COLLATERAL BY DEBTOR

         6.1 Secured Party, before or after the occurrence of any Event of Default, defined below, and without notice to Debtor, may notify any or all Obligors of the existence of the Security Interest and may direct the Obligors to make all payments on the Collateral to Secured Party. Until Secured Party has notified the Obligors to remit payments directly to it, Debtor, at Debtor's own cost and expense, shall collect or cause to be collected the accounts and monies due under the accounts, documents, instruments and general intangibles or pursuant to the terms of the chattel paper. Secured Party shall not be liable or responsible for any embezzlement, conversion, negligence or default by Debtor or Debtor's agents with respect to such collections; all agents used in such collections shall be agents of Debtor and not agents of Secured Party. Unless Secured Party notifies Debtor in writing that it waives one or more of the requirements set forth in this sentence, any payments or other proceeds of Collateral received by Debtor, before or after notification to Obligors, shall be held by Debtor in trust for Secured Party in the same form in which received, shall not be commingled with any assets of Debtor and shall be turned over to Secured Party not later than the next business day following the day of receipt. All payments and other proceeds of Collateral received by Secured Party directly or from Debtor shall be applied to the Obligation in such order and manner and at such time as Secured Party, in its sole discretion, shall determine. In addition, Debtor shall promptly notify Secured Party of the return to or possession by Debtor of goods underlying any Collateral; Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

         6.2 Secured Party, before or after the occurrence of an Event of Default and without notice to Debtor, may demand, collect and sue on the Collateral (either in Debtor's or Secured Party's name), enforce, compromise, settle or discharge the Collateral and endorse Debtor's name on any instruments, documents, or chattel paper included in or pertaining to the Collateral; Debtor hereby irrevocably appoints Secured Party its attorney in fact for all such purposes.

         6.3 Until the occurrence of an Event of Default, Debtor may: (i) use, consume and sell any inventory included in the Collateral in any lawful manner in the ordinary course of Debtor's business provided that all sales shall be at commercially reasonable prices; and (ii) subject to Paragraphs 6.1 and 6.2 above, retain possession of any other Collateral and use it in any lawful manner consistent with this Agreement.

7.       COLLATERAL IN THE POSSESSION OF SECURED PARTY

         7.1 Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

         7.2 Debtor shall be solely responsible for taking any and all actions to preserve rights against all Obligors; Secured Party shall not be obligated to take any such actions whether or not the Collateral is in Secured Party's possession. Debtor waives presentment and protest with respect to any instrument included in the Collateral on which Debtor is in any way liable and waives notice of any action taken by Secured Party with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Party.

8.       EVENTS OF DEFAULT; REMEDIES

         8.1 The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "Event of Default":

                  (a) Any failure or neglect to perform or observe any of the terms, provisions, or covenants of this Agreement.

                  (b) The occurrence of any event of default under the Loan Agreement.

         8.2 Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

         8.3 Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtor at least five (5) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

         8.4 Debtor shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Agreement and by all deeds of trust and other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

         8.5 In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

9.       MISCELLANEOUS PROVISIONS

         9.1 The acceptance of this Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         9.2 Without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

         9.3 Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

         9.4 The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Agreement shall be governed by and construed according to the laws of the State of Arizona. Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid provision had not been contained herein.

         9.5 No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement executed by Debtor and a duly authorized officer of Secured Party.

         9.6 This is a continuing Agreement which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

         9.7 No setoff or claim that Debtor now has or may in the future have against Secured Party shall relieve Debtor from paying or performing the Obligation.

         9.8 Time is of the essence hereof. If more than one Debtor, or more than one Borrower, is named herein, the word "Debtor" and the word "Borrower," respectively, shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         9.9 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Agreement or such other address as that party, from time to time, may specify by notice to the other parties.

         9.10 A carbon, photographic or other reproduced copy of this Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

10.      NON-DEBTOR BORROWER PROVISIONS

         10.1 All advances of principal under the Note shall be made to Borrower subject to and in accordance with the terms thereof. If Borrower is a corporation, limited liabiilty company or partnership, it is not necessary for Secured Party to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf. Debtor is and shall continue to be fully informed as to all aspects of the business affairs of Borrower that it deems relevant to the risks it is assuming and hereby waives and fully discharges Secured Party from any and all obligations to communicate to Debtor any facts of any nature whatsoever regarding Borrower and Borrower's business affairs.

         10.2 Debtor authorizes Secured Party, without notice or demand, without affecting the obligations of Debtor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the Security Interest, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Debtor waives and agrees not to assert: (i) any right to require Secured Party to proceed against Borrower;
(ii) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of Section 12-1641, et seq., of the Arizona Revised Statutes; and (iii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Debtor shall have no right of subrogation and hereby waives any right to enforce any remedy which Secured Party now has, or may hereafter have, against Borrower.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

Witnessed by:
                                        ________________________________________
(other than notary)

                                     By:
                                         _______________________________________

                                     Name:
__________________________                 _____________________________________

                                     Title:
                                            ____________________________________
                                                                          DEBTOR

STATE OF ___________                )
                                    ) ss.
County of ____________              )

         The foregoing instrument was acknowledged before me this _____ day of _______________________, _____, by
_______________________________________________, the ___________________________
of ____________________________________________, on behalf of that
_____________.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     ___________________________

                                                     Notary Public
My commission expires:

_________________________________

                                  SCHEDULE "A"

                             COLLATERAL DESCRIPTION


         All of the property described below in, to or under which Debtor now has or hereafter acquires any right, title or interest, whether present, future or contingent, and in Debtor's expectancy to acquire such property (all of the property described on this schedule is herein called the "Collateral"):

                  10.3 All money, accounts, general intangibles, instruments, documents and chattel paper now existing or hereafter arising or acquired from time to time in the course of Debtor's business as now or hereafter conducted, including all accounts receivable, notes, drafts, lease agreements and security agreements, and all goods, if any, represented thereby;

                  10.4 All inventory now owned or hereafter arising or acquired, including all goods held for sale or lease in Debtor's business, as now or hereafter conducted, and all materials, work in process and finished goods used or to be consumed in Debtor's business (whether or not Debtor holds legal title thereto or whether any such inventory is represented by warehouse receipts or bills of lading or has been or may be placed in transit or delivered to a public warehouse);

                  10.5 All equipment, including all furniture, fixtures, furnishings, vehicles (whether titled or non-titled), machinery, materials and supplies, wherever located, including but not limited to such items used in connection with Debtor's business and/or described on the Collateral Schedule (if any) attached hereto and by this reference made a part hereof, together with all parts, accessories, attachments, additions thereto or replacements therefor;

                  10.6 All rights as unpaid seller or lienor that arise in connection with any of the Collateral, including the rights of replevin, reclamation and stoppage in transit, and the right to sue or file mechanics' or materialmen's liens in the name of Debtor or otherwise for the unpaid balances due thereunder;

                  10.7 All tax refund claims, all policies or certificates of insurance covering any of the Collateral, all contracts, agreements or rights of indemnification, guaranty or surety relating to any of the Collateral, and all claims, awards, loss payments, proceeds and premium refunds that may become payable with respect to any such policies, certificates, contracts, agreements or rights;

                  10.8 All ledger cards, invoices, delivery receipts, worksheets, books of accounts, statements, correspondence, customer lists, files, journals, ledgers and records in any form, written or otherwise, related to any of the Collateral;

                  10.9 Tradenames, trademarks and service marks (subject to any franchise or license agreements relating thereto);

                  10.10 All claims for loss or damage to or in connection with any of the Collateral, all other claims in any form for the payment of money, including tort claims, and all rights with respect to such claims and all proceeds thereof;

                  10.11 All accessions to any of the Collateral;

                  10.12 All products and proceeds of the Collateral, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition of any of the Collateral, whether such proceeds are cash or noncash in nature or are represented by checks, drafts, notes or other instruments for the payment of money; and

                  10.13 All property that is now or at any time hereafter may be in Secured Party's possession or control in any capacity, including without limitation all money owed or that becomes owed to Debtor and all money deposited for the account of Debtor.

All "Collateral Schedules," if any, attached hereto are hereby incorporated into this collateral description as if set forth here and at each reference thereto.

                                   EXHIBIT "D"

When recorded, return to:

BANK ONE, ARIZONA, NA
Post Office Box 71
Phoenix, Arizona  85001
Attention:  Commercial Banking Dept. AZ1-1178



                       DEED OF TRUST, ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING


         This Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (hereinafter called "Deed of Trust") is made as of the _____ day of _____________, 19___, by and among
____________________________________________________________________
_________________________________________________________________, whose mailing address and whose chief executive office is located at ____________________________________ ______________________________, hereinafter called "Trustor," ARIZONA TRUST DEED CORPORATION, an Arizona corporation, whose mailing address is Post Office Box 71, Phoenix, Arizona 85001, hereinafter called "Trustee," and BANK ONE, ARIZONA, NA, a national banking association, whose mailing address is Post Office Box 71, Phoenix, Arizona 85001, Attention:
Commercial Banking Dept. AZ1-1178, hereinafter called "Beneficiary."

                                   WITNESSETH:

SECTION 1.                 GRANTING CLAUSE; WARRANTY OF TITLE

         1.1 Trustor hereby irrevocably grants, transfers, conveys and assigns to Trustee, in trust, with power of sale, for the benefit of Beneficiary, all of Trustor's present and future estate, right, title and interest in and to that real property and all buildings and other improvements now thereon or hereafter constructed thereon (the "Premises"), in the County of ________________, State of _______, described on Schedule "A" attached hereto and by this reference made a part hereof, together with all of the following which, with the Premises (except where the context otherwise requires), are hereinafter collectively called the "Trust Property":

                  (a)      All appurtenances in and to the Premises;

                  (b) All water and water rights, ditches and ditch rights, reservoir and reservoir rights, stock or interests in irrigation or ditch companies, minerals, oil and gas rights, royalties, lease or leasehold interests owned by Trustor, now or hereafter used or useful in connection with, appurtenant to or related to the Premises;

                  (c) All right, title and interest of Trustor now owned or hereafter acquired in and to all streets, roads, alleys and public places, and all easements and rights of way, public or private, now or hereafter used in connection with the Premises;

                  (d) All machinery, equipment, fixtures and materials now or at any time attached to the Premises together with all processing, manufacturing and service equipment and other personal property now or at any time hereafter located on or appurtenant to the Premises and used in connection with the management and operation thereof;

                  (e) Any licenses, contracts, permits and agreements required or used in connection with the ownership, operation or maintenance of the Premises, and the right to the use of any tradename, trademark, or service mark now or hereafter associated with the operation of any business conducted on the Premises;

                  (f) Any and all insurance proceeds, and any and all awards, including interest, previously and hereafter made to Trustor for taking by eminent domain of the whole or any part of the Premises or any easements therein;

                  (g) Subject to the rights of Beneficiary under Section 3 hereof, all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any portion of the Premises and all income, receipts, revenues, rents, issues and profits arising from the use or enjoyment of all or any portion of the Premises.

         1.2 Trustor warrants that it is well and truly seized of a good and marketable title in fee simple to the Premises, that it is the lawful owner of the rest of the Trust Property, and that, except for those matters approved by Beneficiary and specifically described on Schedule B to the title insurance policy insuring this Deed of Trust (hereinafter called the "Permitted Exceptions"), the title to all the Trust Property is clear, free and unencumbered; Trustor shall forever warrant and defend the same unto Beneficiary, its successors and assigns, against all claims whatsoever.

         TRUSTOR FURTHER REPRESENTS, WARRANTS, COVENANTS AND AGREES AS
FOLLOWS:

SECTION 2.                 OBLIGATION SECURED

         This Deed of Trust is given for the purpose of securing, in such order of priority as Beneficiary may elect:

         2.1 Payment of the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00), which may include, without limitation, future advances of principal made after the date hereof, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms of that Promissory Note dated December 10, 1997, made by SCHUFF STEEL COMPANY, a Delaware corporation ("Borrower"), payable to the order of Beneficiary, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "Line Note"). The Note bears interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein;

         2.2 Payment of the sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) according to the terms of that Promissory Note dated June 30, 1995, made by Borrower, payable to the order of Beneficiary, evidencing a revolving line of credit, all or any part of which may be advanced to Borrower, repaid by Borrower and readvanced to Borrower, from time to time, subject to the terms and conditions thereof, provided that the principal balance outstanding at any time shall not exceed the sum set forth above in this Paragraph 2.2, with interest thereon, extension and other fees, late charges, prepayment premiums and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals or replacements thereof (hereinafter called the "RLC Note") (the Line Note and the RLC Note are hereinafter severally and collectively called the "Note"). The RLC Note bears interest at a variable rate in accordance with the terms and provisions thereof which are by this reference incorporated herein;

         2.3 Payment, performance and observance by Trustor of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Beneficiary pursuant to the terms hereof, or to preserve any right of Beneficiary hereunder, or to protect or preserve the Trust Property or any part thereof;

         2.4 Payment, performance and observance by Borrower of each covenant, condition, provision and agreement contained in that Credit Agreement dated December 10, 1997, by and between Borrower and Beneficiary (hereinafter called the "Loan Agreement") and in any other document or instrument related to the indebtedness hereby secured and of all monies expended or advanced by Beneficiary pursuant to the terms thereof or to preserve any right of Beneficiary thereunder;

         2.5 Payment of any and all additional loans and advances made by Beneficiary to Borrower, Trustor and/or to the then record owner or owners of the Trust Property and any other indebtedness or obligation of Trustor, Borrower and/or the then record owner or owners of the Trust Property to Beneficiary of any kind, direct or indirect (excluding, however, any such loan to, or indebtedness or obligation of, an individual for personal, family or household purposes) with interest thereon, late charges, extension and other fees, prepayment premiums and attorneys' fees, according to the terms of the promissory note(s), credit agreement(s) and/or guarantees evidencing such loans, advances, indebtedness and obligations, and all extensions, modifications, renewals or replacements thereof.

All of the indebtedness and obligations secured by this Deed of Trust are hereinafter collectively called the "Obligation."

SECTION 3.                 LEASES; ASSIGNMENT OF RENTS AND LEASES

         3.1 To facilitate payment and performance of the Obligation, Trustor hereby absolutely transfers and assigns to Beneficiary all right, title and interest of Trustor in and to (i) all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any part of the Trust Property, whether written or oral and whether for a definite term or month to month, together with all guarantees of the lessee's obligations thereunder and together with all extensions, modifications and renewals thereof (hereinafter called the "Leases"), and (ii) all income, receipts, revenues, rents, issues and profits now or hereafter arising from or out of the Leases or from or out of the Trust Property or any part thereof, including without limitation room rents, minimum rents, additional rents, percentage rents, occupancy and user fees and charges, license fees, parking and maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, claims for damages arising from any breach of the Leases, proceeds from any sale or other disposition of all or any portion of the Trust Property, and all other benefits arising from the use or enjoyment of, or the lease, sale or other disposition of, all or any portion of the Trust Property, together with the immediate and continuing right to receive all of the foregoing (hereinafter called the "Rents"). In furtherance of this Assignment, and not in lieu hereof, Beneficiary may require a separate assignment of rents and leases and/or separate specific assignments of rents and leases covering one or more of the Leases; the terms of all such assignments are incorporated herein by reference.

         3.2 Trustor hereby authorizes and directs the lessees and tenants under the Leases that, upon written notice from Beneficiary, all Rents shall be paid directly to Beneficiary as they become due. Trustor hereby relieves the lessees and tenants from any liability to Trustor by reason of the payment of the Rents to Beneficiary. Nevertheless, Trustor shall be entitled to collect the Rents until Beneficiary notifies the lessees and tenants in writing to pay the Rents to Beneficiary. Beneficiary is hereby authorized to give such notification upon the occurrence of an Event of Default and at any time thereafter while such Event of Default is continuing. Receipt and application of the Rents by Beneficiary shall not constitute a waiver of any right of Beneficiary under this Deed of Trust or applicable law, shall not cure any Event of Default hereunder, and shall not invalidate or affect any act done in connection with such Event of Default, including, without limitation, any trustee's sale or foreclosure proceeding.

         3.3 All Rents collected by Trustor shall be applied in the following manner:

                  First, to the payment of all taxes and lien assessments levied against the Trust Property, where provision for paying such is not otherwise made;

                  Second, to the payment of ground rents (if any) payable with respect to the Trust Property;

                  Third, to the payment of any amounts due and owing under the Obligation;


                  Fourth, to the payment of current operating costs and expenses (including repairs, maintenance and necessary acquisitions of property and expenditures for capital improvements) arising in connection with the Trust Property;

                  Fifth, to Trustor or its designee.

All Rents collected by Beneficiary may be applied to the items above listed in any manner that Beneficiary deems advisable and without regard to the aforestated priorities.

         3.4 Trustor represents and warrants that: (i) the Leases are in full force and effect and have not been modified or amended; (ii) the Rents have not been waived, discounted, compromised, setoff or paid more than one month in advance; (iii) there are no other assignments, transfers, pledges or encumbrances of any Leases or Rents; and (iv) neither Trustor nor the lessees and tenants are in default under the Leases.

         3.5 Trustor shall (i) fulfill or perform each and every term, covenant and provision of the Leases to be fulfilled or performed by the lessor thereunder; (ii) give prompt notice to Beneficiary of any notice received by Trustor of default thereunder or of any alleged default or failure of performance that could become a default thereunder, together with a complete copy of any such notice; and (iii) enforce, short of termination thereof, the performance or observance of each and every term, covenant and provision of each Lease to be performed or observed by the lessees and tenants thereunder.

         3.6 Trustor, without the prior written consent of Beneficiary, shall not: (i) cancel, modify or alter, or accept the surrender of, any Lease; (ii) assign, transfer, pledge or encumber, the whole or any part of the Leases and Rents to anyone other than Beneficiary; (iii) accept any Rents more than one month in advance of the accrual thereof; (iv) do or permit anything to be done, the doing of which, or omit or refrain from doing anything, the omission of which, could be a breach or default under the terms of any Lease or a basis for termination thereof; or (v) enter in to any new tenant leases.

         3.7 Beneficiary does not assume and shall not be liable for any obligation of the lessor under any of the Leases and all such obligations shall continue to rest upon Trustor as though this assignment had not been made. Beneficiary shall not be liable for the failure or inability to collect any Rents.

         3.8 Neither the Assignment of Rents and Leases contained herein or in any separate assignment nor the exercise by Beneficiary of any of its rights or remedies thereunder or in connection therewith, prior to Beneficiary obtaining actual possession of the Trust Property as provided in Paragraph 8.2 hereof, shall constitute Beneficiary a "mortgagee in possession" or otherwise make Beneficiary responsible or liable in any manner with respect to the Trust Property or the occupancy, operation or use thereof. In the event Beneficiary obtains actual possession of the Trust Property as provided in Paragraph 8.2 hereof, Beneficiary shall have the rights, and Beneficiary's liability shall be limited, as provided in that Paragraph.

SECTION 4.                 SECURITY AGREEMENT

         4.1 This Deed of Trust shall cover, and the Trust Property shall include, all property now or hereafter affixed or attached to or incorporated upon the Premises, which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the Premises. To the extent any of the Trust Property consists of rights in action or personal property covered by the Uniform Commercial Code, this Deed of Trust shall also constitute a security agreement, and Trustor hereby grants to Beneficiary, as secured party, a security interest in such property, including all proceeds thereof, for the purpose of securing the Obligation. In addition, for the purpose of securing the Obligation, Trustor hereby grants to Beneficiary, as secured party, a security interest in all of the property described below in, to, or under which Trustor now has or hereafter acquires any right, title or interest, whether present, future, or contingent: all equipment, inventory, accounts, general intangibles, instruments, documents, and chattel paper, as those terms are defined in the Uniform

Commercial Code, and all other personal property of any kind (including without limitation money and rights to the payment of money), whether now existing or hereafter created, that are now or at any time hereafter (i) in the possession or control of Beneficiary in any capacity; (ii) erected upon, attached to, or appurtenant to, the Premises; (iii) located or used on the Premises or identified for use on the Premises (whether stored on the Premises or elsewhere); or (iv) used in connection with, arising from, related to, or associated with the Premises or any of the personal property described herein, the construction of any improvements on the Premises, the ownership, development, maintenance, leasing, management, or operation of the Premises, the use or enjoyment of the Premises, or the operation of any business conducted on the Premises; including without limitation all such property more particularly described as follows:

                  (a) Buildings, structures and improvements, and building materials, fixtures and equipment to be incorporated into any buildings, structures or improvements;

                  (b) Goods, materials, supplies, fixtures, equipment, machinery, furniture and furnishings, including without limitation, all such items used for (i) generation, storage or transmission of air, water, heat, steam, electricity, light, fuel, refrigeration or sound; (ii) ventilation, air-conditioning, heating, refrigeration, fire prevention and protection, sanitation, drainage, cleaning, transportation, communications, maintenance or recreation; (iii) removal of dust, refuse, garbage or snow; (iv) transmission, storage, processing or retrieval of information; and (v) floor, wall, ceiling and window coverings and decorations;

                  (c) Income, receipts, revenues, rents, issues and profits, including without limitation, room rents, minimum rents, additional rents, percentage rents, occupancy and user fees and charges, license fees, parking and maintenance charges and fees, tax and insurance contributions, proceeds of the sale of utilities and services, cancellation premiums, and claims for damages arising from the breach of any leases;

                  (d) Water and water rights, ditches and ditch rights, reservoirs and reservoir rights, stock or interest in irrigation or ditch companies, minerals, oil and gas rights, royalties, and lease or leasehold interests;

                  (e) Plans and specifications prepared for the construction of any improvements, including without limitation, all studies, estimates, data, and drawings;

                  (f) Documents, instruments and agreements relating to, or in any way connected with, the operation, control or development of the Premises, including without limitation, any declaration of covenants, conditions and restrictions and any articles of incorporation, bylaws and other membership documents of any property owners association or similar group;

                  (g) Claims and causes of action, legal and equitable, in any form whether arising in contract or in tort, and awards, payments and proceeds due or to become due, including without limitation those arising on account of any loss of, damage to, taking of, or diminution in value of, all or any part of the Premises or any personal property described herein;

                  (h) Sales agreements, escrow agreements, deposit receipts, and other documents and agreements for the sale or other disposition of all or any part of the Premises or any of the personal property described herein, and deposits, proceeds and benefits arising from the sale or other disposition of all or any part of the Premises or any of the personal property described herein;

                  (i) Policies or certificates of insurance, contracts, agreements or rights of indemnification, guaranty or surety, and awards, loss payments, proceeds, and premium refunds that may be payable with respect to such policies, certificates, contracts, agreements or rights;

                  (j) Contracts, agreements, permits, licenses, authorizations and certificates, including without limitation all architectural contracts, construction contracts, management contracts, service contracts, maintenance contracts, franchise agreements, license agreements, building permits and operating licenses;

                  (k) Trade names, trademarks, and service marks (subject to any franchise or license agreements relating thereto);

                  (l) Refunds and deposits due or to become due from any utility companies or governmental agencies;

                  (m) Replacements and substitutions for, modifications of, and supplements, accessions, addenda and additions to, all of the personal property described herein;

                  (n) Books, records, correspondence, files and electronic media, and all information stored therein;

together with all products and proceeds of all of the foregoing, in any form, including all proceeds received, due or to become due from any sale, exchange or other disposition thereof, whether such proceeds are cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money. The personal property described or referred to in this Paragraph 4.1 is hereinafter called the "Personal Property." The security interests granted in this Paragraph 4.1 are hereinafter severally and collectively called the "Security Interest."

         4.2 The Security Interest shall be self-operative with respect to the Personal Property, but Trustor shall execute and deliver on demand such additional security agreements, financing statements and other instruments as may be requested in order to impose the Security Interest more specifically upon the Personal Property. The Security Interest, at all times, shall be prior to any other interests in the Personal Property except any lien or security interest granted in connection with any Permitted Exception. Trustor shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Beneficiary to establish, maintain and continue the perfected Security Interest. Trustor, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Beneficiary from time to time to establish and determine the validity and the continuing priority of the Security Interest.

         4.3 Trustor shall not sell, transfer, assign or otherwise dispose of any Personal Property or any interest therein without obtaining the prior written consent of Beneficiary, except Personal Property that Trustor is obliged to replace pursuant to the terms hereof. Unless Beneficiary then agrees otherwise in writing, all proceeds from any permitted sale or disposition in excess of that required for replacements shall be paid to Beneficiary to be applied to the Obligation, whether or not then due. Trustor shall keep the Personal Property free of all security interests or other encumbrances, except the Security Interest and any security interests and encumbrances granted in connection with any Permitted Exception. Although proceeds of Personal Property are covered hereby, this shall not be construed to mean that Beneficiary consents to any sale of the Personal Property.

         4.4 Trustor shall keep and maintain the Personal Property in good condition and repair, and shall promptly replace any part thereof that from time to time may become obsolete, badly worn or in a state of disrepair. All such replacements shall be free of any other security interest or encumbrance, except any security interest or encumbrance granted in connection with any Permitted Exception.

         4.5 Except for purposes of replacement and repair, Trustor, without the prior written consent of Beneficiary, shall not remove, or permit the removal of, any Personal Property from the Premises.

         4.6 Trustor hereby warrants, covenants and agrees that: (i) the Personal Property is or will be used primarily for business (other than farm) purposes; (ii) the Personal Property will be kept at the Premises; and (iii) Trustor's records concerning the Personal Property will be kept at Trustor's address as set forth in the beginning of this Deed of Trust.

         4.7 Trustor represents and warrants that (i) the name specified above for Trustor is the true and correct legal name of Trustor, and (ii) the address specified above is the address of Trustor's chief executive office (or residence if Trustor is an individual without an office). Trustor shall give Beneficiary immediate written notice of any change in the location of: (i) Trustor's chief executive office (or residence if Trustor is an individual without an office), as set forth in the beginning of this Deed of Trust; (ii) the Personal Property or any part thereof; or (iii) Trustor's records concerning the Personal Property. Trustor shall give Beneficiary immediate written notice of any change in the name, identity or structure of Trustor.

         4.8 All covenants and warranties of Trustor contained in this Deed of Trust shall apply to the Personal Property whether or not expressly referred to in this Section 4. The covenants and warranties of Trustor contained in this
Section 4 are in addition to, and not in limitation of, those contained in the other provisions of this Deed of Trust.

         4.9 Upon its recording in the real property records, this Deed of Trust shall be effective as a financing statement filed as a fixture filing. In addition, a carbon, photographic or other reproduced copy of this Deed of Trust and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement. The filing of any other financing statement relating to any personal property, rights or interests described herein shall not be construed to diminish any right or priority hereunder.

SECTION 5.                 PROTECTION AND PRESERVATION OF THE TRUST PROPERTY

         5.1 Trustor shall neither commit nor permit to occur any waste upon the Trust Property but shall at all times make or cause to be made all repairs, maintenance, renewals and replacements as may be necessary to maintain the Trust Property in good condition and repair. Trustor shall keep the Trust Property free of termites, dry rot, fungus, beetles and all other harmful or destructive insects and shall keep all plants, trees and shrubs included in the Trust Property neatly pruned and in good condition. Trustor shall keep the Trust Property free of rubbish and other unsightly or unhealthful conditions. Trustor shall neither use nor permit the use of the Trust Property in violation of any applicable statute, ordinance or regulation, including, without limitation, the Americans With Disabilities Act of 1990 and corresponding rules and regulations (the "ADA"), or any policy of insurance insuring the Trust Property.

         5.2 Trustor shall promptly complete any improvements that may be commenced, in good and workmanlike manner and in conformity with the ADA and with plans and specifications approved by Beneficiary. Trustor shall repair and restore, in conformity with the ADA, any portions of the Trust Property that may be damaged or destroyed. Trustor shall pay when due all claims for work performed and materials furnished on or in connection with the Trust Property or any part thereof and shall pay, discharge, or cause to be removed, all mechanic's, artisan's, laborer's or materialman's charges, liens, claims of liens or encumbrances upon the Trust Property. Trustor shall comply with all laws, ordinances and regulations now or hereafter enacted, including, without limitation, the ADA, affecting the Trust Property or requiring any alterations or improvements to be made. Except as required by law, Trustor shall not remove, substantially alter, or demolish any building or improvement included in the Trust Property without Beneficiary's prior written consent.

         5.3 (a) Trustor shall provide and maintain policies of fire and extended coverage insurance on the Trust Property in an amount not less than the full insurable value, on a replacement-cost basis, of the Trust Property and, when requested by Beneficiary, shall also provide and maintain policies of insurance in amounts required by Beneficiary covering vandalism and malicious mischief, sprinkler leakage, rent abatement and/or business loss, flood damage, earthquake and all other risks commonly insured against by persons owning like properties in the locality of the Trust Property or commonly required by prudent institutional lenders making loans secured by liens against such properties. All such policies shall contain standard, non-contributory trust beneficiary clauses making losses payable to Beneficiary. Trustor shall also provide and maintain comprehensive public liability insurance in amounts required by Beneficiary and containing endorsements naming Beneficiary as an additional insured. All insurance policies shall be with companies from time to time approved by Beneficiary, shall provide that Beneficiary is to receive thirty (30) days' notice prior to cancellation and shall otherwise be in form and substance satisfactory to Beneficiary. Original policies of insurance shall be delivered to Beneficiary; renewal policies shall be delivered to Beneficiary thirty (30) days before the expiration of the then-existing policies with satisfactory proof that the premiums for renewal have been paid.

                  (b) In the event of loss, Trustor shall give immediate notice to Beneficiary, and Beneficiary may make proof of loss if not made promptly by Trustor. Each insurance company is hereby authorized and directed to make payment for loss directly to Beneficiary, instead of to Trustor or to Trustor and Beneficiary jointly; Beneficiary may apply all or any part of such insurance proceeds to the payment of the Obligation, whether or not then due, or the restoration or repair of the Trust Property. Beneficiary shall not be responsible for any insurance, for the collection of any insurance proceeds, or for the insolvency of any insurer. Application of insurance proceeds by Beneficiary shall not cure nor waive any Event of Default nor invalidate any act done hereunder because of any such Event of Default. In the event of the sale of the Trust Property under the power of sale herein granted to Trustee, or upon foreclosure of this Deed of Trust as a mortgage, or in the event Beneficiary or a receiver appointed by the court shall take possession of the Trust Property without sale, then all right, title and interest of Trustor in and to all insurance policies then in force shall inure to the benefit of and pass to the beneficiary in possession, receiver or purchaser at such sale, as the case may be. Beneficiary is hereby appointed attorney in fact for Trustor to assign and transfer such policies.

                  (c) If the insurance proceeds are to be used for the restoration and repair of the Trust Property, they shall be held by Beneficiary in a non-interest bearing account selected by Beneficiary in its sole and absolute discretion (the "Restoration Account"). Trustor, at its expense, shall promptly prepare and submit to Beneficiary all plans and specifications necessary for the restoration and repair of the damaged Trust Property, together with evidence acceptable to Beneficiary setting forth the total expenditure needed for the restoration and repair based upon a fixed price contract with a reputable builder and covered by performance and labor and material payment bonds. The plans and specifications and all other aspects of the proposed restoration and repair shall be subject to Beneficiary's approval. In the event the insurance proceeds held in the Restoration Account are insufficient to complete the restoration and repair, Trustor shall deposit in the Restoration Account an amount equal to the difference between the amount then held in the Restoration Account and the total contract price for the restoration and repair. Trustor may commence restoration and repair of the damaged Trust Property only when authorized in writing by Beneficiary to do so and thereafter shall proceed diligently with the restoration and repair until completed. Disbursements shall be made from the Restoration Account for the restoration and repair in accordance with a disbursement schedule, and subject to other terms and conditions, acceptable to Beneficiary. Disbursements from the Restoration Account shall be charged first against funds deposited by Trustor and, after such funds are exhausted, against the insurance proceeds deposited therein. In the event the amounts held in the Restoration Account exceed the cost of the restoration and repair of the damaged Trust Property, the excess funds shall be disbursed to Trustor to the extent of any amounts deposited therein by Trustor. Any funds remaining after such disbursement, at Beneficiary's option, may be applied by Beneficiary to the payment of the Obligation, whether or not then due, or may be disbursed to Trustor. All funds held in the Restoration Account are hereby assigned to Beneficiary as further security for the Obligation. Beneficiary, at any time, may apply all or any part of the funds held in the Restoration Account to the curing of any Event of Default.

         5.4 Trustor shall pay or cause to be paid all taxes and assessments of every kind, nature and description levied or assessed on or against the Trust Property and shall deliver to Beneficiary, at least ten (10) days before they become delinquent, receipts showing payment of all such taxes and assessments and shall pay when due all dues and charges for water and water delivery, electricity, gas, sewers, waste removal, bills for repairs, and any and all other claims, encumbrances and expenses incident to the ownership of the Trust Property. Trustor may contest in good faith the validity or amount of any tax, assessment, charge or encumbrance in the manner provided by law, provided that Trustor shall have furnished Beneficiary a cash deposit or other security in an amount and form satisfactory to Beneficiary to protect Beneficiary against the creation of any lien on, or any sale or forfeiture of, the Trust Property. Upon the final determination of Trustor's contest, Trustor shall promptly pay all sums determined to be due. Any deposit or security provided by Trustor shall be returned to Trustor upon the final determination of Trustor's contest and the payment by Trustor of the sums, if any, determined to be due.

         5.5 Beneficiary may contest, by appropriate legal proceedings, the validity of any valuation for real or personal property tax purposes or of any levy or assessment of any real or personal property taxes against the Trust Property either in the name of Beneficiary or the name of Trustor or both. Trustor, upon notice and request by Beneficiary, shall join in any such proceedings. Trustor shall cooperate with Beneficiary in any such proceeding and execute any documents or pleadings required for such purposes. Trustor shall provide Beneficiary with a copy of the Notice of Valuation within ten (10) days after receipt (five (5) days in the case of personal property). Trustor shall reimburse Beneficiary for all costs and legal expenses incurred by Beneficiary in connection with any such proceedings, but in no event shall such reimbursement exceed the tax savings achieved for the period covered by the Notice of Valuation. To facilitate the right of Beneficiary to contest any real or personal property tax valuation, levy, or assessment as described above, Trustor does hereby make, constitute and appoint Beneficiary, and its successors and assigns, Trustor's true and lawful attorney-in-fact, in Trustor's name, place and stead, or otherwise, to file any claim or proceeding or to take any action, either in its own name, in that of its nominee, in the name of Trustor, or otherwise, to contest any real or personal property tax valuation, levy, or assessment. The power of attorney given herein is a power coupled with an interest and shall be irrevocable so long as any part of the Obligation remains unpaid or unperformed. Beneficiary shall have no obligation to exercise any of the foregoing rights and powers in any event.

         5.6 In order to insure the payment of taxes and assessments that are now, or hereafter may be, a lien upon the Trust Property, and to insure the payment of all premiums on policies of insurance required herein, Trustor, if required by Beneficiary after the occurrence of any Event of Default or any failure to pay taxes, assessments or insurance premiums as required herein, shall pay to Beneficiary each month, in addition to any other payments required hereunder, an amount equal to the taxes and special assessments levied or to be levied against the Trust Property and the premium or premiums that will become due and payable to maintain the insurance on the Trust Property, all as reasonably estimated by Beneficiary (giving due consideration to the previous year's taxes, assessments and premiums) less all deposits therefore already made, divided by the number of months remaining before one month prior to the date when the taxes, assessments and premiums become delinquent. If amounts paid to Beneficiary under the terms of this paragraph are insufficient to pay all taxes, assessments and premiums as they become due, Trustor shall pay to Beneficiary upon demand all additional sums necessary to fully pay and discharge these items. All moneys paid to Beneficiary under the terms of this paragraph may be either held by Beneficiary to pay the taxes, assessments and premiums before the same become delinquent or applied to the Obligation upon payment by Beneficiary from its own funds of the taxes, assessments and premiums. To the extent provision is not made for payment pursuant to this paragraph, Trustor shall remain obligated to pay all taxes, assessments and premiums as they become due and payable. Deposits made under this paragraph may be commingled with Beneficiary's general funds; Beneficiary shall have no liability to Trustor for interest on any deposits.

         5.7 Trustor hereby assigns, transfers and conveys to Beneficiary all compensation and each and every award of damages in connection with any condemnation for public or private use of, or injury to, the Trust Property or any part thereof, to the extent of the Obligation then remaining unpaid, and all such compensation and awards shall be paid directly to Beneficiary. Beneficiary may apply all or any part of such compensation and awards to the payment of the Obligation, whether or not then due, or to the restoration or repair of the Trust Property in accordance with the procedures specified in Paragraph 5.3(c) above for insurance proceeds.

SECTION 6.                 PROTECTION AND PRESERVATION OF BENEFICIARY'S INTEREST

         6.1 Trustor, by the payment of any such tax or taxes, shall protect Beneficiary against any and all loss from any taxation of indebtedness or deeds of trust, direct or indirect, that may be imposed upon this Deed of Trust, the lien of this Deed of Trust on the Trust Property, or upon the Obligation, by any law, rule, regulation or levy of the federal government, any state government, or any political subdivision thereof. In the event the burden of such taxation cannot lawfully be shifted from Beneficiary to Trustor, Beneficiary may declare the entire Obligation due and payable sixty (60) days after notice to Trustor.

         6.2 If Trustor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Trust Property free from liens and claims of liens, to maintain and repair the Trust Property, or to procure and maintain insurance thereon, or otherwise fail to perform as required herein, Beneficiary may advance the monies necessary to pay the same, to accomplish such maintenance and repairs, to procure and maintain such insurance or to so perform; Beneficiary is hereby authorized to enter upon the Trust Property for such purposes.

         6.3 Upon written request by Beneficiary, Trustor shall appear in and prosecute or defend any action or proceeding that may affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary hereunder and shall pay all costs, expenses (including the cost of searching title) and attorneys' fees incurred in such action or proceeding. Beneficiary may appear in and defend any action or proceeding purporting to affect the lien or the priority of the lien of this Deed of Trust or the rights of Beneficiary. Beneficiary may pay, purchase, contest or compromise any adverse claim, encumbrance, charge or lien that in the judgment of Beneficiary appears to be prior or superior to the lien of this Deed of Trust, other than any Permitted Exceptions.

         6.4 Without obtaining the prior written consent of Beneficiary, Trustor shall not sell, transfer, convey, assign or otherwise dispose of, or further encumber, all or any part of the Trust Property or any interest therein, voluntarily or involuntarily, by operation of law or otherwise. If Trustor is a corporation, limited liability company, partnership, joint venture or trust, any material change in the ownership or management of, or interest in, Trustor, or any pledge or encumbrance of any interest in Trustor, shall be deemed to be a transfer of the Trust Property. Upon the occurrence of any such transaction with Beneficiary's consent, or without Beneficiary's consent if Beneficiary elects not to exercise its rights and remedies for an Event of Default, Beneficiary (i) may increase the interest rate on all or any part of the Obligation to its then current market rate for similar indebtedness; (ii) may charge a loan fee and a processing fee in connection with the change; and (iii) shall not be obligated to release Trustor from any liability hereunder or for the Obligation except to the extent required by law. Consent to any such transaction shall not be deemed to be consent or a waiver of the requirement of consent to any other such transaction.

         6.5 Without obtaining the prior written consent of Beneficiary, Trustor shall not consent to, or vote in favor of, the inclusion of all or any part of the Trust Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S. Section 48-701, et seq., as amended from time to time. Trustor shall immediately give notice to Beneficiary of any notification or advice that Trustor may receive from any municipality or other third party of any intent or proposal to include all or any part of the Trust Property in a Community Facilities District. Beneficiary shall have the right to file a written objection to the inclusion of all or any part of the Trust Property in a Community Facilities District, either in its own name or in the name of Trustor, and to appear at, and participate in, any hearing with respect to the formation of any such district.

         6.6 All rights, powers and remedies granted Beneficiary herein, or otherwise available to Beneficiary, are for the sole benefit and protection of Beneficiary, and Beneficiary may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Beneficiary is given two or more alternative courses of action, Beneficiary may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Beneficiary under the terms hereof and all amounts paid, suffered or incurred by Beneficiary in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by this Deed of Trust, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Trustor to Beneficiary immediately without demand.

         6.7 Trustor, upon request of Beneficiary, shall promptly correct any defect, error or omission that may be discovered in the content of this Deed of Trust or in the execution or acknowledgment hereof. In addition, Trustor shall do such further acts as may be necessary or that Beneficiary may reasonably request to carry out more effectively the purposes of this Deed of Trust, to subject any property intended to be encumbered hereby to the lien and security interest hereof, and to perfect and maintain the lien and security interest hereof.

SECTION 7.                 REPRESENTATIONS AND WARRANTIES

         7.1 If Trustor is a corporation, limited liability company, partnership or trust, it (i) is duly organized, validly existing and in good standing under the laws of the state in which it is organized; (ii) is qualified to do business and is in good standing under the laws of the state in which the Trust Property is located and in each state in which it is doing business; (iii) has full power and authority to own its properties and assets and to carry on its business as now conducted; and (iv) is fully authorized and permitted to execute and deliver this Deed of Trust. The execution, delivery and performance by Trustor of this Deed of Trust and all other documents and instruments relating to the Obligation will not result in any breach of the terms or conditions or constitute a default under any agreement or instrument under which Trustor is a party or is obligated. Trustor is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

         7.2 The liens, security interests and assignments created hereby will be valid, effective, properly perfected and enforceable liens, security interests and assignments.

         7.3 All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Beneficiary by or on behalf of Trustor are and shall be true, complete and correct as of the date thereof. There has been no material adverse change in the financial condition or the results of the operation of Trustor since the latest financial statement of Trustor given to Beneficiary.

         7.4 Trustor has filed all federal, state and local tax returns and has paid all of its current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

         7.5 The Trust Property is not in violation of the ADA and is not subject to any existing, pending or threatened investigation in connection with the ADA.

         7.6 All representations and warranties made herein shall survive the execution hereof, the execution and delivery of all other documents and instruments in connection with the Obligation, and until the Obligation has been fully paid and performed.

SECTION 8.                 DEFAULTS; REMEDIES

         8.1 The occurrence of any of the following events or conditions shall constitute an "Event of Default" under this Deed of Trust:

                  (a) The occurrence of any Event of Default, as that term is defined in the Loan Agreement.

                  (b) The abandonment by Trustor of all or any part of the Trust Property.

                  (c) The existence of any encroachment upon the Trust Property that has occurred without the approval of Beneficiary that is not removed or corrected within thirty (30) days after its creation.

                  (d) The demolition or destruction of, or any substantial damage to, any portion of the Trust Property that is not adequately covered by insurance, or the loss, theft or destruction of, or any substantial damage to, any portion of the Personal Property or any other collateral or security for the Obligation, that is not adequately covered by insurance.

         8.2 Upon the occurrence of any Event of Default, and at any time while such Event of Default is continuing, Beneficiary may do one or more of the following:

                  (a) Declare the entire Obligation to be immediately due and payable, and the same, with all costs and charges, shall be collectible thereupon by action at law.

                  (b) Give such notice of default and of election to cause the Trust Property to be sold as may be required by law or as may be necessary to cause Trustee to exercise the power of sale granted herein. Trustee shall then record and give such notice of trustee's sale as then required by law and, after the expiration of such time as may be required by law, may sell the Trust Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Beneficiary, or by Trustor to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Trustee, from time to time, may postpone or continue the sale of all or any portion of the Trust Property by public declaration at the time and place last appointed for the sale. No other notice of the postponed sale shall be required. Upon any sale, Trustee shall deliver its deed conveying the property sold, without any covenant or warranty, express or implied, to the purchaser or purchasers at the sale. The recitals in such deed of any matters or facts shall be conclusive as to the accuracy thereof. Any person, including Trustor, Trustee or Beneficiary, may purchase at the sale.

                  (c) Commence proceedings for foreclosure of this Deed of Trust in the manner provided by law for the foreclosure of a real property mortgage.

                  (d) Exercise any or all of the remedies of a secured party under the Uniform Commercial Code with respect to the Personal Property. If Beneficiary should proceed to dispose of any of the Personal Property in accordance with the provisions of the Uniform Commercial Code, five (5) days' notice by Beneficiary to Trustor shall be deemed to be commercially reasonable notice under any provision of the Uniform Commercial Code requiring notice. Trustor, however, agrees that all property of every nature and description, whether real or personal, covered by this Deed of Trust, together with all personal property used on or in connection with the Premises or any business conducted thereon by the Trustor and covered by separate security agreements, is encumbered as one unit, that this Deed of Trust and such security interests, at Beneficiary's option, may be foreclosed or sold in the same proceeding, and that all property encumbered (both realty and personalty), at Beneficiary's option, may be sold as such in one unit as a going business, subject to the provisions of applicable law.

                  (e) Without regard to the adequacy of any security for the Obligation or the solvency of Trustor or any other person or entity, send notifications to any and all lessees and tenants under the Leases that all Rents shall be paid to Beneficiary. Thereafter, Beneficiary shall be entitled to collect the Rents until Trustor cures all Events of Default and may apply the Rents collected at its sole discretion to the maintenance of the Trust Property and/or the payment of the Obligation.

                  (f) Apply any funds in the possession or control of Beneficiary under the provisions of Paragraph 5.6 hereof to the payment of the Obligation, in lieu of the purposes specified in that paragraph.

                  (g) Apply for and obtain, without regard to the adequacy of any security for the Obligation or the solvency of the Trustor or any other person or entity, a receiver by any court of competent jurisdiction to take charge of all the Trust Property, to manage, operate and carry on any business then being conducted or that could be conducted on the Premises, to carry on, protect, preserve, replace and repair the Trust Property, and receive and collect all Rents and to apply the same to pay the receiver's expenses for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein. Upon appointment of said receiver, Trustor shall immediately deliver possession of all of the Trust Property to such receiver. Neither the appointment of a receiver for the Trust Property by any court at the request of Beneficiary or by agreement with Trustor nor the entering into possession of all or any part of the Trust Property by such receiver shall constitute Beneficiary a "mortgagee in possession" or otherwise make Beneficiary responsible or liable in any manner with respect to the Trust Property or the occupancy, operation or use thereof. Trustor agrees that Beneficiary shall have the absolute and unconditional right to the appointment of a receiver in any independent and/or separate action brought by Beneficiary regardless of whether Beneficiary seeks any relief in such action other than the appointment of a receiver. In that respect, Trustor waives any express or implied requirement under common law or A.R.S. Section 12-1241 that a receiver may be appointed only ancillary to other judicial or non-judicial relief.

                  (h) Without regard to the adequacy of any security for the Obligation or the solvency of Trustor or any other person or entity, enter upon and take possession of all or any part of the Trust Property, either in person or by agent or employee, or by a receiver appointed by a court of competent jurisdiction; Trustor shall on demand peaceably surrender possession of the Trust Property to Beneficiary. Beneficiary, in its own name or in the name of Trustor, may operate and maintain all or any part of the Trust Property to such extent as Beneficiary deems advisable, may rent and lease the same to such persons, for such periods of time, and on such terms and conditions as Beneficiary in its sole discretion may determine, and may sue for or otherwise collect any and all Rents, including those past due and unpaid. In dealing with the Trust Property as a beneficiary in possession, Beneficiary shall not be subject to any liability, charge, or obligation therefor to Trustor, other than for wilful misconduct, and shall be entitled to operate any business then being conducted or which could be conducted thereon or therewith at the expense of and for the account of Trustor (and all net losses, costs and expenses thereby incurred shall be advances governed by Paragraph 6.6 hereof), to the same extent as the owner thereof could do, and to apply the Rents to pay the receiver's expenses, if any, for the operation of the Trust Property and then in the manner provided in Paragraph 3.3 herein.

         8.3 Trustor shall pay all costs and expenses, including without limitation costs of title searches and title policy commitments, Uniform Commercial Code searches, court costs and reasonable in-house and outside attorneys' fees, incurred by Beneficiary in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Beneficiary hereunder. All such costs and expenses shall be secured by this Deed of Trust and by all other lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Beneficiary.

         8.4 In addition to any remedies provided herein for an Event of Default, Beneficiary shall have all other legal or equitable remedies allowed under applicable law (including specifically that of foreclosure of this instrument as though it were a mortgage). No failure on the part of Beneficiary to exercise any of its rights hereunder arising upon any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default. No delay on the part of Beneficiary in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Beneficiary may enforce any one or more remedies or rights hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Beneficiary shall not thereby waive the agreement contained herein that time is of the essence, nor shall Beneficiary waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default. In any action by Beneficiary to recover a deficiency judgment for any balance due under the Note upon the foreclosure of this Deed of Trust or in any action to recover the Obligation or Obligations secured hereby, and as a material inducement to making the loan evidenced by the Note, Trustor acknowledges and agrees that the successful bid amount made at any judicial or non-judicial foreclosure sale, if any, shall be conclusively deemed to constitute the fair market value of the Premises, that such bid amount shall be binding against Trustor in any proceeding seeking to determine or contest the fair market value of the Premises and that such bid amount shall be the preferred alternative means of determining and establishing the fair market value of the Premises. Trustor hereby waives and relinquishes any right to have the fair market value of the Premises determined by a judge or jury in any action seeking a deficiency judgment or any action on the Obligation or Obligations secured hereby, including, without limitation, a hearing to determine fair market value pursuant to A.R.S.
Section 12-1566, Section 33-814, Section 33-725 or Section 33-727.

SECTION 9. GENERAL PROVISIONS

         9.1 Trustor shall defend, indemnify and hold harmless Beneficiary, any successors to Beneficiary's interest in the Trust Property, any purchaser of the Trust Property upon foreclosure, and all shareholders, directors, officers, employees and agents of all of the foregoing and their heirs, personal representatives, successors and assigns from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to all amounts paid in settlement of, and all costs and expenses (including attorneys' fees) incurred in defending or settling, any actual or threatened claim, action, suit or proceeding, directly or indirectly arising out of or relating to the Obligation, this Deed of Trust, or the Trust Property, including but not limited to (i) any violation of or claim of violation of the ADA with respect to the Trust Property; or (ii) any breach of any of the warranties, representations and covenants contained herein. This indemnity provision shall continue in full force and effect and shall survive the payment and performance of the Obligation, the release of record of the lien of this Deed of Trust, any foreclosure (or action in lieu of foreclosure) of this Deed of Trust, the exercise by Beneficiary of any other remedy under this Deed of Trust or any other document or instrument evidencing or securing the Obligation, and any suit, proceeding or judgment against Trustor by Beneficiary hereon.

         9.2 The acceptance of this Deed of Trust by Beneficiary shall not be considered a waiver of or in any way to affect or impair any other security that Beneficiary may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Beneficiary at any time of any such additional security be construed as a waiver of or in any way to affect or impair the security of this Deed of Trust; Beneficiary may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

         9.3 Without notice or demand, without affecting the obligations of Trustor hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the lien or the priority of the lien of this Deed of Trust, Beneficiary, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security; (iii) consent to the making of any map or plat of the Trust Property; (iv) join in granting any easement on or in creating any covenants, conditions or restrictions affecting the use or occupancy of the Trust Property; (v) join in any extension or subordination agreement; or (vi) release or direct Trustee to release any part of the Trust Property from this Deed of Trust. Any such action by Beneficiary, or Trustee at Beneficiary's direction, may be taken without the consent of any junior lienholder and shall not affect the priority of this Deed of Trust over any junior lien.

         9.4 Trustor waives and agrees not to assert: (i) any right to require Beneficiary to proceed against any guarantor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Beneficiary, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling; (iii) the benefits of any statute of limitations affecting the enforcement hereof;
(iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Beneficiary.

         9.5 Upon written request of Beneficiary stating that all of the Obligation has been paid, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention or, if requested, delivery, then Trustee (and Beneficiary if necessary to clear title), upon payment of Trustee's fees, shall reconvey, without warranty, the Trust Property. The recitals in such reconveyance of any matters or facts shall be conclusive as to the accuracy thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto." Five years after issuance of such full reconveyance, Trustee may destroy the Note and this Deed of Trust (unless directed in such request to retain them), unless prior thereto Trustee has been directed to deliver them to the person or persons to whom the property was reconveyed.

         9.6 Beneficiary or Trustee, or both, shall have the right to inspect the Trust Property at all reasonable times.

         9.7 Time is of the essence hereof. If more than one Trustor, or more than one Borrower, is named herein, the word "Trustor" and the word "Borrower," respectively, shall mean all and any one or more of them, severally and collectively. All liability hereunder shall be joint and several. This Deed of Trust shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Beneficiary" shall include not only the original Beneficiary hereunder but also any future owner and holder, including pledgees, of the Note. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

         9.8 The acceptance by Trustee of this trust shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The trust created hereby is irrevocable by Trustor.

         9.9 This Deed of Trust cannot be changed except by agreement, in writing, signed by Trustor and Beneficiary.

         9.10 No setoff or claim that Trustor now has or may in the future have against Beneficiary shall relieve Trustor from paying or performing the Obligation.

         9.11 Each term, condition and provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law but if any term, condition or provision of this Deed of Trust shall be held to be void or invalid, the same shall not affect the remainder hereof which shall be effective as though the void or invalid term, condition or provision had not been contained herein. In addition, should this instrument be or become ineffective as a deed of trust, then these presents shall be construed and enforced as a realty mortgage with the Trustor being the Mortgagor and Beneficiary being the Mortgagee.

         9.12 This Deed of Trust, the Obligation and the agreements of any person or entity to pay or perform the Obligation shall be governed by and construed according to the laws of the State of Arizona, without giving effect to conflict of laws principles, the state in which the Trust Property is located may require that its laws be applied to the creation and priority of liens, to the perfection of security interests and to any foreclosure, trustee's sale, appointment of receiver or other remedy with respect to the Trust Property. Any procedures provided herein for such remedies shall be modified by and replaced with, where inconsistent with or required by, any procedures or requirements of the laws of the state in which the Trust Property is located.

         9.13 All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Deed of Trust shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or (iii) if given by certified or registered United States mail, twenty-four (24) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Deed of Trust or such other address as that party, from time to time, may specify by notice to the other parties.

SECTION 10.  NON-TRUSTOR BORROWER PROVISIONS  (If Applicable)

         10.1 All advances of principal under the Note shall be made to Borrower subject to and in accordance with the terms thereof. If Borrower is a corporation, limited liability company, partnership or trust, it is not necessary for Beneficiary or Trustee to inquire into the powers of Borrower or the officers, directors, members, managers, partners, trustees or agents acting or purporting to act on its behalf. Trustor is and shall continue to be fully informed as to all aspects of the business affairs of Borrower that it deems relevant to the risks it is assuming and hereby waives and fully discharges Beneficiary and Trustee from any and all obligations to communicate to Trustor any facts of any nature whatsoever regarding Borrower and Borrower's business affairs.

         10.2 Trustor authorizes Beneficiary, without notice or demand, without affecting the obligations of Trustor hereunder or the personal liability of any person for payment or performance of the Obligation and without affecting the lien or the priority of the lien of this Deed of Trust, from time to time, at the request of any person primarily obligated therefor, to renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of, all or any part of the Obligation, including increase or decrease any rate of interest thereon. Trustor waives and agrees not to assert: (i) any right to require Beneficiary to proceed against Borrower; (ii) the benefits of any statutory provision limiting the liability of a surety, including without limitation the benefit of Section 12-1641, et seq., of the Arizona Revised Statutes; and (iii) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower. Trustor shall have no right of subrogation and hereby waives any right to enforce any remedy which Beneficiary now has, or may hereafter have, against Borrower.

                  (a) All costs and expenses of Beneficiary relating to all partial releases shall be paid by Trustor, including but not limited to reconveyance fees, title fees, recording fees and legal expenses.

                  (b) No partial release shall impair or adversely affect Beneficiary's security in the Trust Property remaining subject to this Deed of Trust or any term or provision of this Deed of Trust as it pertains to the Trust Property remaining subject to this Deed of Trust.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

Witnessed by:                         __________________________________________
(other than notary)

                                        By
                                        Name
                                        Its

                                                                         TRUSTOR

STATE OF ___________                )
                                    ) ss.
County of _____________             )

         The foregoing instrument was acknowledged before me this _____ day of _______________________, 1997, by __________________________________________,
the ______________________________ of ________________________________________,
a(n) _________________________________, on behalf of that
_______________________.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      __________________________________________
                                      Notary Public

My commission expires:

______________________

                                  SCHEDULE "A"


Legal Description:

         All that real property situate in the County of ____________, State of ___________, more particularly described as follows:

                                   EXHIBIT "E"

                        ENVIRONMENTAL INDEMNITY AGREEMENT


         BY THIS AGREEMENT, executed as of the _____ day of _______________, 199__, in connection with and as partial consideration for financial accommodations by BANK ONE, ARIZONA, NA, a national banking association ("Lender"), to SCHUFF STEEL COMPANY, a Delaware corporation ("Borrower"), guaranteed by __________________________________
____________________________________________________ ("Guarantor(s)") (Borrower
and Guarantor(s) are hereinafter severally and collectively called "Indemnitor") in the amount of TWENTY MILLION AND NO/100 DOLLARS ($20,000,000.00) (collectively the "Loan"), evidenced by one or more promissory notes (collectively the "Note"), secured or to be secured in part by one or more deeds of trust (severally and collectively, the "Deed of Trust") on the property described on Schedule "A" attached hereto and by this reference incorporated herein (the "Property"), Indemnitor hereby certifies, represents, and warrants to Lender, and agrees as follows:

         1. As used herein, the following terms shall have the meanings specified below:

                                   DEFINITIONS

                  1.1 The term "Agreement" shall mean this Environmental Indemnity Agreement and all modifications, supplements, and amendments thereto.

                  1.2 The term "De Minimis Amounts" shall mean any Hazardous Substance either (1) being transported on or from the Property or being stored for use by Borrower or its tenant on the Property within a year from original arrival on the Property in connection with Borrower's current operations or (2) being currently used by Borrower or its tenant on Property, in both instances in a manner that both (a) does not constitute a violation or threatened violation of any Environmental Law or require any reporting or disclosure under any Environmental Law and (b) is consistent with customary business practice for such operations in the state where the Property is located.

                  1.3 The term "Environmental Claim" shall mean any and all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, inquiries, investigations, studies or notices relating to any Hazardous Substance or any Environmental Law, including, without limitation, those arising as a result of strict liability, whether under Environmental Law or otherwise, and those arising out of the negligence of the Indemnified Party.

         1.4 The term "Environmental Law" shall mean any federal, state or local law, whether common law, statute, ordinance, rule, regulation, or judicial or administrative decision or policy or guideline, pertaining to Hazardous Substances, health, industrial hygiene, environmental conditions, or the regulation or protection of the environment, and all amendments thereto as of this date and to be added in the future and any successor statute or rule or regulation promulgated thereto.

         1.5 The term "Hazardous Substance" shall mean all of the following:

                           (a) Any substance, material, or waste that is included within the definitions of "hazardous substances," "hazardous materials," "hazardous waste," "toxic substances," "toxic materials," "toxic waste," or words of similar import in any Environmental Law;

                           (b) Those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R.
         Part 302 and amendments thereto); and

                           (c) Any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical.

                  1.6 The term "Indemnified Parties" shall mean and includes Lender, any parent, subsidiary, or affiliated company of Lender, any assignee or successor in interest of all or part of Lender's interest in the Loan or the Loan Documents, any owner of a participation interest in the Loan or the Loan Documents, any purchaser who acquires all or part of the Property from Lender, its parent, or any of its subsidiaries or affiliates, any recipient of a deed or assignment in lieu of foreclosure of all or part of the Property, any court appointed receiver, and the officers, directors, employees and agents of each of them.

                  1.7 The term "Loan Documents" shall mean the Note, the Deed of Trust and any other documents evidencing, securing or otherwise relating to the Loan, specifically excluding, however, this Agreement. Notwithstanding anything contained in the Loan Documents to the contrary, the obligations of Indemnitor under this Agreement shall not be secured by the Deed of Trust, and in the event of any conflict between this paragraph and the terms and conditions of the Loan Documents, this paragraph shall control.

                  1.8 The term "Note Rate" shall mean at any given time, (a) the rate of interest then applicable to the balance outstanding under the Note, or,
(b) if the Note is in default, the default rate of interest under the Note. If the Note has been paid in full, the Note Rate shall mean the rate of interest that would have been applicable under the Note, if it had not been paid in full and there was a balance outstanding.

                  1.9 The term "Property" shall mean all property that is or was at any time affected by the Deed of Trust, which may later include any and all property previously released from the Deed of Trust.

                  1.10 The term "Release" shall mean any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing, or dumping of any substance into the environment.

         2. Except as disclosed in writing by Borrower to Lender, Borrower represents and warrants to the Indemnified Parties that neither the Property nor Borrower nor, to Borrower's knowledge, any tenant are in violation of any Environmental Law applicable to the Property, and neither the Property nor Borrower nor, to Borrower's knowledge, any tenant are subject to any existing, pending or threatened investigation pertaining to the Property by any federal, state or local governmental authority or are subject to any remedial obligation or lien under or in connection with any Environmental Law.

         3. Except as disclosed in writing by Borrower to Lender, Borrower represents and warrants to the Indemnified Parties that (a) neither Borrower nor, to Borrower's knowledge, any tenant has obtained, or is not required by any Environmental Law to obtain, any permit, approval, or license or file any registration to construct or use any improvements, fixtures or equipment that are or are intended to be part of, or are located on, the Property or to operate any business that is being conducted or intended to be conducted on the Property, and (b) there are no factors or circumstances related to Hazardous Substances or any environmental conditions known to Borrower that would materially impair the ability of Borrower or its tenant to obtain any permit, approval, registration, or license necessary for the future development of the Property or to otherwise continue the contemplated development of the Property.

         4. Borrower has undertaken an appropriate inquiry into the previous ownership and uses of the Property consistent with good commercial practice. If any environmental questionnaire is executed by Borrower and delivered to Lender, Borrower represents and warrants to the Indemnified Parties that, to Borrower's knowledge, the information disclosed in any such environmental questionnaire is true, complete and correct. Based on Borrower's inquiry, Borrower represents and warrants to the Indemnified Parties that Borrower, including, without limitation, any officer, director, employee, agent, affiliate, tenant, partner or joint venturer of Borrower, has no actual knowledge or notice of the actual, alleged or threatened presence or release of Hazardous Substances in, on, around or potentially affecting any part of the Property or the soil, groundwater or soil vapor on or under the Property, or the migration of any Hazardous Substance, from or to any other property adjacent to or in the vicinity of the Property, provided that the foregoing representation and warranty does not apply to De Minimis Amounts. Borrower's intended future use of Property will not result in the Release of any Hazardous Substance other than De Minimis Amounts, in, on, around or potentially affecting any part of the Property or in the soil, groundwater or soil vapor on or under the Property, or the migration of any Hazardous Substance from or to any other property adjacent to or in the vicinity of the Property. Indemnitor shall promptly notify Lender in writing if Indemnitor, including, without limitation, any officer, director, employee, agent, affiliate, partner, or joint venturer, of Indemnitor, has any actual knowledge or notice that any statement in this Paragraph 4 is no longer accurate.

         5. Borrower shall neither use nor permit any third party to use, generate, manufacture, produce, store, or Release, on, under or about the Property, or transfer to or from the Property, any Hazardous Substance except in compliance with all applicable Environmental Laws, provided that if any third party, by act or omission or by intent or accident, allows any foregoing action to occur, Indemnitor shall promptly remedy such condition, at its sole expense and responsibility, in accordance with Paragraph 8 below. Furthermore, Indemnitor shall not permit any environmental liens to be placed on any portion of the Property.

         6. Borrower has complied, and shall comply and require all occupants of the Property, regardless of length of occupancy, to comply, at Borrower's sole expense and responsibility, with all Environmental Laws governing or applicable to Hazardous Substances, including those requiring disclosures to prospective and actual buyers of all or any portion of the Property.

         7. Borrower shall give prompt written notice to Lender at the address set forth in the Loan Documents executed in connection with the Loan if any of the following occur:

                  (a) Borrower knows, suspects or believes there may be any Hazardous Substance, except in De Minimis Amounts, in, on, around or potentially affecting the Property or the soil, groundwater or soil vapor on or under the Property, or that Borrower or the Property or, to Borrower's knowledge, any tenant may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance;

                  (b) Any proceeding, including lawsuit, investigation or settlement by or with any federal, state or local governmental authority (including, without limitation, the U.S. Environmental Protection Agency or any other federal, state or local governmental agency) with respect to the presence of any Hazardous Substance on the Property or the migration thereof from or to any other property adjacent to, or in the vicinity of, the Property;

                  (c) All claims made or threatened by any third party against Borrower or the Property relating to any loss or injury resulting from any Hazardous Substance;

                  (d) Borrower's discovery of any occurrence or condition on any property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be subject to any restrictions on its ownership, occupancy, transferability or use under any Environmental Law;

                  (e) Borrower's discovery of a violation of any Environmental Law that Borrower is legally required to report to any federal, state or local governmental authority or the discovery of a Release of a Hazardous Substance in sufficient quantities to be reportable under any Environmental Law to any federal, state or local governmental authority;

                  (f) Borrower's discovery, receipt, or notice that an environmental lien has been or will be placed on the Property; and

                  (g) Borrower knows, suspects or believes that an Environmental Claim has been or will be asserted against either Borrower or the Property.

         8. Indemnitor has complied and shall comply, to Lender's satisfaction, with the reasonable recommendations of any qualified environmental engineer or other expert, who shall be acceptable to Lender, which apply or pertain to the Property. Indemnitor shall conduct and complete, to Lender's satisfaction, all investigations, studies, sampling, and testing as may be (i) recommended by any qualified environmental engineer or other expert, who shall be acceptable to Lender and (ii) required by Lender. Indemnitor shall provide to Lender copies of all results and reports relating to such investigations, studies, sampling and testing. Indemnitor shall conduct and complete, to Lender's satisfaction, all remedial, removal, and other actions necessary to clean up and remove Hazardous Substances in, on, or materially affecting the
Property:

                  (a) In accordance with all applicable Environmental Laws; and

                  (b) In accordance with all applicable orders and directives of all governmental authorities.

Indemnitor shall provide to Lender copies of all results and reports relating to such remedial, removal, and other actions.

         9. Indemnitor shall, within thirty (30) days after demand by Lender, provide Lender with a bond, letter of credit, or similar financial assurance evidencing to Lender's satisfaction that sufficient funds are available to pay the cost of complying with the requirements of Paragraph 8 above.

         10. Indemnitor's obligations under this Agreement shall not be diminished or affected in any respect as a result of any notice, disclosure or knowledge, if any, to or by any of the Indemnified Parties of the release, presence, existence or threatened release of Hazardous Substances in, on, around, or potentially affecting the Property or the soil, groundwater or soil vapor on or under the Property, or of any matter covered by Indemnitor's obligations hereunder. No Indemnified Party shall be deemed to have permitted, caused, contributed to or acquiesced in any such release, presence, existence or threatened release of Hazardous Substances or any other matter covered by Indemnitor's obligations hereunder solely because Lender or any other Indemnified Party had notice, disclosure or knowledge thereof, whether at the time this Agreement is delivered or at any other time.

         11. If at any time any Indemnified Party reasonably believes that there exists on the Property any condition that could result in any material (in the sole judgment of Lender) liability, cost, or expense to the owner, occupier, or operator of the Property arising under any Environmental Law, then the Indemnified Parties and their contractors, agents and representatives (hereinafter, "Site Reviewers") shall have the right at any time and from time to time to enter upon and visit the Property for the purposes of observing the Property, taking and removing soil or groundwater samples, and conducting tests and/or site assessments on any part of the Property (collectively, "Site Assessments") for the purpose of determining whether there exists on the Property any such condition. The Indemnified Parties have no duty, however, to conduct any Site Assessment, and no Site Assessment shall impose any liability on any Indemnified Party. In no event shall the completion of any Site Assessment be a representation that Hazardous Substances are or are not present in, on, under or around the Property, or that there has been or shall be compliance with any Environmental Law or any other law or governmental regulatory or liability pronouncement. The Indemnified Parties owe no duty of care to protect Indemnitor or any other party against, or to inform Indemnitor (except as provided herein) or any other party of, any Hazardous Substances or any other adverse condition affecting the Property. The Indemnified Party shall make reasonable efforts to avoid interfering with Borrower's use of the Property in exercising any rights provided in this Section. The Site Reviewers are hereby authorized to enter upon the Property for the purpose of conducting Site Assessments. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental conditions or the presence of Hazardous Substances on the Property and such other tests on the Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Indemnitor will supply to the Site Reviewers such historical and operational information regarding the Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The cost of performing such Site Assessments shall be paid by Indemnitor upon demand of Lender. On request, Lender shall make the results of such Site Assessments fully available to Indemnitor provided (i) that Indemnitor has fully reimbursed Lender for the cost of such Site Assessments, and (ii) neither Indemnitor nor any other party is entitled to rely on any Site Assessment conducted by or on behalf of any Indemnified Party, which Site Assessment shall be for the sole benefit and use of the Indemnified Party.

         12. Lender shall have the right, but not the obligation, without in any way limiting Lender's other rights and remedies under the Loan Documents, to enter onto the Property or to take such other actions as it deems necessary or advisable to clean up, remove, resolve, or minimize the impact of, or otherwise deal with, any Hazardous Substances on or affecting the Property following receipt of any notice from any person or entity asserting the existence or possible existence of any Hazardous Substances pertaining to the Property or any part thereof that, if true, could result in an Environmental Claim, order, notice, suit, imposition of a lien on the Property, or other action and/or that, in Lender's sole opinion, could jeopardize Lender's security under the Loan Documents. All reasonable costs and expenses paid or incurred by Lender in the exercise of any such rights shall be secured by the Loan Documents and shall be payable by Indemnitor upon demand.

         13. Lender shall have the right at any time to appear in and to participate in, as a party if it elects, and be represented by counsel of its own choice in, any action or proceeding in connection with any Environmental Law that affects the Property. Upon demand by any Indemnified Party, Indemnitor shall defend any investigation, action or proceeding involving any matter covered by Indemnitor's obligations hereunder which is brought or commenced against any Indemnified Party, whether alone or together with Borrower or any other person, all at Indemnitor's own cost and by counsel to be approved by the Indemnified Party in the exercise of its reasonable judgment. In the alternative, any Indemnified Party may elect to conduct its own defense at the expense of Indemnitor.

         14. Indemnitor shall indemnify and hold the Indemnified Parties harmless from, for and against any and all Environmental Claims, liabilities, damages (including foreseeable and unforeseeable consequential damages), losses, fines, penalties, judgments, awards, settlements, and costs and expenses (including, without limitation, reasonable attorneys' fees, experts', engineers' and consultants' fees, and costs and expenses of investigation, testing, remediation and dispute resolution) (collectively referred to as "Environmental Costs") that directly or indirectly arise out of or relate in any way to:

                  (a) Any investigation, cleanup, remediation, removal, or restoration work of site conditions of the Property relating to Hazardous Substances (whether on the Property or any other property);

                  (b) Any resulting damages, harm, or injuries to the person or property of any third parties or to any natural resources involving Hazardous Substances relating to the Property;

                  (c) Any actual or alleged past or present disposal, generation, manufacture, presence, processing, production, Release, storage, transportation, treatment, or use of any Hazardous Substance on, under, or about the Property;

                  (d) Any actual or alleged presence of any Hazardous Substance on the Property;

                  (e) Any actual or alleged past or present violation of any Environmental Law relating to the Property;

                  (f) Any actual or alleged past or present migration of any Hazardous Substance from the Property to any other property, whether adjoining, in the vicinity, or otherwise, or migration of any Hazardous Substance onto the Property from any other property, whether adjoining, in the vicinity, or otherwise;

                  (g) Any lien on any part of the Property under any Environmental Law;

                  (h) Any Environmental Claim by any federal, state, or local governmental agency and any claim that any Indemnified Party is liable for any such asserted Environmental Claim allegedly because it is an "owner" or "operator" of the Property under any Environmental Law;

                  (i) Any Environmental Claim asserted against any Indemnified Party by any person other than a governmental agency, including any person who may purchase or lease all or any portion of the Property from Borrower, from any Indemnified Party, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the Property; any person who may at any time be responsible for any cleanup costs or other Environmental Claims relating to the Property; and any person claiming to have been injured in any way as a result of exposure to any Hazardous Substance relating to the Property;

                  (j) Any Environmental Claim which any Indemnified Party reasonably believes at any time may be incurred to comply with any law, judgment, order, regulation, or regulatory directive relating to Hazardous Substances and the Property, or which any Indemnified Party reasonably believes at any time may be incurred to protect the public health or safety;

                  (k) Any Environmental Claim resulting from currently existing conditions in, on, around, or materially affecting the Property, whether known or unknown by Borrower or the Indemnified Parties at the time this Agreement is executed, and any such Environmental Claim resulting from the activities of Borrower, Borrower's tenants, or any other person, in, on, around, or materially affecting the Property; or

                  (l) Breach of any representation or warranty by or covenant of Indemnitor in this Agreement.

Notwithstanding anything contained herein to the contrary, the foregoing indemnity shall not apply to (i) matters resulting from the gross negligence or willful misconduct of any Indemnified Party, or (ii) matters resulting solely from the actions of Indemnified Parties taken after such parties have taken title to, or exclusive possession of the Property, provided that, in both cases, such matters shall not arise from or be accumulated with any condition of the Property, which condition was not caused by an Indemnified Party. THE FOREGOING INDEMNITY IS EXPRESSLY INTENDED TO INCLUDE, AND DOES INCLUDE, ANY ENVIRONMENTAL COSTS ARISING AS A RESULT OF ANY STRICT LIABILITY IMPOSED OR THREATENED TO BE IMPOSED ON AN INDEMNIFIED PARTY IN CONNECTION WITH ANY OF THE INDEMNIFIED MATTERS DESCRIBED IN THIS PARAGRAPH 14 OR ARISING AS A RESULT OF THE NEGLIGENCE OF AN INDEMNIFIED PARTY IN CONNECTION WITH SUCH MATTERS.

         15. Nothing in this Agreement shall be construed to limit any claim or right which any Indemnified Party may otherwise have at any time against Indemnitor or any other person arising from any source other than this Agreement, including any claim for fraud, misrepresentation, waste, or breach of contract other than this Agreement, and any rights of contribution or indemnity under federal, state or local environmental law or other applicable law, regulation or ordinance.

         16. If any Indemnified Party delays or fails to exercise any right or remedy against Indemnitor, that alone shall not be construed as a waiver of that right or remedy. All remedies of any Indemnified Party against Indemnitor are cumulative.

         17. This Agreement shall be binding upon Indemnitor and its successors and assigns and shall inure to the benefit of the Indemnified Parties.

         18. The indemnity obligations of Indemnitor pursuant to Paragraph 14 and all other obligations of Indemnitor hereunder shall survive until terminated in accordance with this Paragraph 18, which termination shall occur upon the full satisfaction of either of the following conditions:

                  (a) The Loan shall have been repaid in full and in accordance with its terms, and all obligations under the Loan Documents shall have been performed in full in accordance with their terms, in both cases rather than through the occurrence of one or more of (i) the acceptance by Lender of the surrender of the Note and reconveyance of the Deed of Trust, (ii) the foreclosure of the Deed of Trust, (iii) the extinguishment of the Deed of Trust by any means, including deed or assignment in lieu of foreclosure, (iv) the acquisition of the Property or any portion of it by any of the Indemnified Parties, and (v) the transfer of all of Lender's rights in the Loan

         Documents, or through the exercise of any other rights and remedies by Lender (including, without limitation, foreclosure, trustee's sale or actions on promissory notes, guaranties or other obligations); or

                  (b) One or more of the events described in (i) - (v) of subparagraph (a) above has occurred, Lender has not received notice of any Environmental Claim relating to the Property that has not been fully satisfied or settled to Lender's satisfaction, and two (2) years have elapsed from the date which is the latest of (i) the date of the occurrence of one or more of the events described in (i) - (v) of subparagraph (a) above, (ii) the date Indemnitor has been fully released of all of its obligations under the Loan Documents, and (iii) the date any Environmental Claim relating to the Property is fully satisfied or settled to Lender's satisfaction. Notwithstanding the foregoing and in addition to its rights under Paragraph 11, Lender, or any Site Reviewer selected by Lender, shall have the right at any time and from time to time to enter upon and visit the Property to conduct a Site Assessment and prepare, at Lender's own expense, an environmental report regarding environmental conditions on the Property prior to the Termination Date. Based upon such report, Lender may assert an Environmental Claim.

         19. The indemnity contained herein shall not be subject to any nonrecourse or other limitation of liability provisions contained in any document or instrument executed and delivered in connection with the Loan and the liability of Indemnitor hereunder shall not be limited by any such nonrecourse or similar limitation of liability provisions.

         20. If any material warranty, representation or statement contained herein shall be or shall prove to have been false when made or if Indemnitor shall fail or neglect to perform or observe any of the terms, provisions or covenants contained herein, the same shall constitute an Event of Default (as defined in the Loan Documents) under the Loan Documents.

         21. Any notice required or permitted in connection herewith shall be given in the manner provided in any Loan Document.

         22. Indemnitor acknowledges that Lender has and will rely upon the representations, warranties and agreements herein set forth in closing and funding (or modifying as the case may be) the Loan and that the execution and delivery of this Agreement is an essential condition but for which Lender would not close or fund (or modify) the Loan.

         23. Indemnitor waives any right or claim of right to cause a marshaling of the assets of Indemnitor or to cause Lender to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; Indemnitor agrees that any payments required to be made hereunder shall become due on demand; Indemnitor expressly waives and relinquishes all rights and remedies accorded by applicable law to sureties, indemnitors or guarantors, except any rights of subrogation that Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever that may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights, including, without limitation, any claim that such subrogation rights were abrogated by any acts or omissions of Lender.

         24. Notwithstanding any law to the contrary, the parties expressly agree that a separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Indemnitor under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

         25. In this Agreement, the word "person" includes any individual, company, trust or other legal entity of any kind. If this Agreement is executed by more than one person, the words "Indemnitor," "Guarantor" and "Borrower" include all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. All headings appearing in this Agreement are for convenience only and shall be disregarded in construing this Agreement.

         26. Every provision of this Agreement is intended to be severable. If any term, provision, section or subsection of this Agreement is declared to be illegal or invalid, for any reason whatsoever, by a court of competent jurisdiction, such illegality or invalidity shall not affect the other terms, provisions, sections or subsections of this Agreement, which shall remain binding and enforceable.

         27. On demand, Indemnitor agrees to pay all of the Indemnified Parties' costs and expenses, including attorneys' fees, which may be incurred in any effort to enforce any term of this Agreement, including all such costs and expenses which may be incurred by any Indemnified Party in any legal action, reference, mediation or arbitration proceeding. From the time(s) incurred until paid in full to the Indemnified Party, those sums shall bear interest at the Note Rate.

         28. Time is of the essence of this Agreement, and of each and every provision hereof. The waiver by Indemnified Party of any breach or breaches hereof shall not be deemed, nor shall the same constitute, a waiver of any subsequent breach of breaches.

         29. This Agreement and the transaction contemplated hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflict of laws principles.

         30. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one Agreement.

         32. Each party executing this Agreement as an Indemnitor shall be jointly and severally liable for all obligations of Indemnitor hereunder.

         31. JURY WAIVER. THE UNDERSIGNED AND LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND

UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE UNDERSIGNED AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER AGREEMENTS, DOCUMENTS OR INSTRUMENTS EXECUTED OR DELIVERED IN CONNECTION WITH, OR OTHERWISE RELATING TO, THIS AGREEMENT OR THE LOAN (TOGETHER WITH THIS AGREEMENT, THE "RELATED DOCUMENTS"). THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

         IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the date first indicated above.

                                             SCHUFF STEEL COMPANY, a Delaware
                                             corporation



                                             By:
                                             Name:
                                             Title:

                                                                        BORROWER



                                                                    GUARANTOR(S)

                                  SCHEDULE "A"

                         REAL PROPERTY LEGAL DESCRIPTION

                             ARBITRATION RESOLUTION



(a)      Binding Arbitration.

         The undersigned hereby agree that all controversies and claims of any nature arising directly or indirectly out of any and all loan transactions between them and any related agreements, instruments or documents, shall at the written request of any party be arbitrated pursuant to the applicable rules of the American Arbitration Association. The arbitration shall occur in the State of Arizona. Judgment upon any award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction and interpretation of this arbitration agreement.

(b)      Arbitration Panel.

         A single arbitrator shall have the power to render a maximum award of one hundred thousand dollars. When any party files a claim in excess of this amount, the arbitration decision shall be made by the majority vote of three arbitrators. No arbitrator shall have the power to restrain any act of any party.

(c)      Provisional Remedies, Self-Help, and Foreclosure.

         No provision of subparagraph (a) shall limit the right of any party to exercise self-help remedies, to foreclose against any real or personal property collateral, or to obtain any provisional or ancillary remedies (including but not limited to injunctive relief or the appointment of a receiver) from a court of competent jurisdiction. At Lender's option, it may enforce its rights under a mortgage by judicial foreclosure, and under a deed of trust either by exercise of power of sale or by judicial foreclosure. The institution and maintenance of any remedy permitted above shall not constitute a waiver of the right to submit any controversy or claim to arbitration. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding.

(d)      Counterparts.

         This Arbitration Resolution may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this Arbitration Resolution to physically form one document.

Agreed to this 10th day of December, 1997.

                                       BANK ONE, ARIZONA, NA, a national banking association



                                       By:
                                       Name:
                                       Title:

                                                                          LENDER


                                       SCHUFF STEEL COMPANY, a Delaware
                                       corporation



                                       By:
                                       Name:
                                       Title:

                                                                        BORROWER


                                       -2-